UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21507

Wells Fargo Advantage Utilities and High Income Fund

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end:	August 31, 2012

Date of reporting period:	August 31, 2012

ITEM 1.	REPORT TO SHAREHOLDERS

Wells Fargo Advantage

Utilities and High Income Fund

Annual Report

August 31, 2012

This closed-end fund is no longer offered as an initial public offering and is only offered through broker/dealers on the secondary market. A closed-end fund is not required to buy its shares back from investors upon request.

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of August 31, 2012, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Advantage Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements; the views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC, disclaims any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Advantage Utilities and High income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch,

President

Wells Fargo Advantage Funds

Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that remained near the forefront as the reporting period ended.

Dear Valued Shareholder:

We’re pleased to offer you this annual report for the Wells Fargo Advantage Utilities and High Income Fund for the 12-month period that ended August 31, 2012. Upon reviewing the report, you may notice that your Fund has included a summary portfolio schedule in lieu of a complete portfolio schedule, which we hope will help you focus on your Fund’s principal holdings and assist you in evaluating your Fund’s risk profile and investment strategy. For those investors who wish to see it, the Fund’s full portfolio is still available upon request or via wellsfargoadvantagefunds.com or the web link found on the summary portfolio schedule.

Much of the period was marked by increased confidence that the U.S. economy was staging a fragile recovery, offset by continued concerns about the possible effects that the ongoing European sovereign debt crisis would have on the global economy. Utilities stocks rose but underperformed the broader stock market, and high-yield bonds outperformed most other fixed-income sectors.

Macroeconomic optimism faded as global growth slowed and worries rose.

Early in the reporting period, global economic numbers supported the case for a gradual recovery. Just prior to the reporting period, real gross domestic product (GDP) growth for the U.S. was positive in the second quarter of 2011, at 2.5% on an annualized basis compared with the first quarter of 2011.

However, concerns about the eurozone sovereign debt situation soon returned to center stage as investors became increasingly concerned that Greece would default on its debt. Because many eurozone banks owned Greek debt and many U.S. banks had financial ties to eurozone banks, investors worried about the effects of such an event on the global financial system and economy. In March 2012, the Greek government came to an agreement with its creditors, allowing it to write down the principal on most of its bonds in exchange for increased financial austerity. The Greek agreement—combined with unprecedented support for eurozone banks by the European Central Bank (ECB)—temporarily calmed investor concerns.

Yet, ongoing weakness in the Greek economy made it difficult for the country to meet its austerity targets. Even more worrisome, in May 2012, Spain nationalized Bankia, its fourth-largest bank, after it suffered heavy losses from property loans. The move refocused investor attention to Spain’s weak economy and depressed property sector, and Spanish bonds sold off. Analysts began openly discussing the possibility of a crisis within the European banking system and its possible effect on the U.S. economy—worries that remained near the forefront as the reporting period ended.

Central banks continued to provide stimulus.

Throughout the reporting period, the Federal Open Market Committee (FOMC) kept its key interest rates effectively at zero in order to support the economy and financial system. In response to extreme market volatility and signs of a weakening economy after its January 2012 meeting, the FOMC announced its intention to keep interest rates low until at least late 2014.

At the beginning of the period, the ECB had a key rate of 1.50%, which it had raised from its previous level of 1.25% in an attempt to keep inflation in check. The ECB later lowered its key rate twice in response to weakness in the southern European economies, and a third cut in July 2012 put its key rate at a historic low of 0.75%. The ECB also announced plans to purchase sovereign bonds in an

Letter to shareholders (unaudited)	Wells Fargo Advantage Utilities and High income Fund	3

attempt to reduce countries’ costs of refinancing their debt and continued to provide virtually unlimited liquidity for European banks.

The U.S. economy reported relatively solid news, and investors favored income-producing investments in a historically low-yielding environment.

For most of the period, U.S. economic data remained moderately positive. Reported GDP came in at a 1.3% annualized rate in the third quarter of 2011 and then accelerated to a 4.1% annualized rate in the fourth quarter of 2011. Although GDP growth slowed to a 2.0% annualized rate in the first quarter of 2012 and a 1.7% annualized rate in the second quarter of 2012, continued economic growth in the U.S. contrasted with the more uncertain picture in Europe.

The unemployment rate was a notable exception to generally positive U.S. economic data. Although the unemployment rate declined—from 9.0% in September 2011 to 8.1% in August 2012—at least part of the decline could be attributed to a decline in the labor force. (People are only counted as unemployed if they are officially looking for work.)

The relatively positive outlook for the U.S. economy generally resulted in a strong stock market. Although utilities stocks underperformed the broader market, they posted solid returns as investors continued to search for yield in a historically low-yielding environment. Fixed-income securities posted positive returns because of the favorable interest-rate environment. High-yield bonds in particular benefited from a continued low rate of defaults, aided by the fact that companies were able to reduce interest payments by refinancing higher-coupon debt at lower yields. As a result, high yield outperformed most other fixed-income sectors.

We use time-tested investment strategies, even as many variables are at work in the market.

The full effect of the credit crisis remains unknown. Elevated unemployment and debt defaults continue to pressure consumers and businesses alike. In our experience, strict adherence to time-tested investment strategies has its rewards. As a whole, Wells Fargo Advantage Funds represents investments across a range of asset classes and investment styles, giving you an opportunity to create a diversified investment portfolio. While diversification may not prevent losses in a downturn, we believe it helps to manage risk.

Thank you for choosing to invest with Wells Fargo Advantage Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs. For current information about your fund investments, contact your investment professional, visit our website at wellsfargoadvantagefunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Advantage Funds

Although utilities stocks underperformed the broader market, they posted solid returns as investors continued to search for yield in a historically low-yielding environment.

4	Wells Fargo Advantage Utilities and High Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

Adviser

Wells Fargo Funds Management, LLC

Subadvisers

Crow Point Partners, LLC

Wells Capital Management Incorporated

Portfolio managers

Niklas Nordenfelt, CFA

Timothy P. O’Brien, CFA

Phillip Susser

Average annual total return1 (%) as of August 31, 2012

	1 year	5 year	Since inception 4-28-04
Based on market value	17.03	(4.73)	6.87
Based on net asset value (NAV) per share	8.20	(2.60)	7.29

Figures quoted represent past performance, which is no guarantee of future results and do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sales of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted and assumes the reinvestment of dividends and capital gains. To obtain performance information current to the most recent month-end, please call 1-800-222-8222.

The Fund’s annualized expense ratio for the year ended August 31, 2012, is 1.20% which includes 0.25% of interest expense.

Comparison of NAV vs. market value since inception[2]

The Fund is leveraged through borrowings and may issue preferred shares. The use of leverage results in certain risks including, among others, the likelihood of greater volatility of net asset value and the market price of common shares. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. A Fund which concentrates its investments in a single industry or sector may face increased risk of price fluctuation over more diversified funds due to adverse developments within that industry or sector. Non-diversified funds may face increased risk of price fluctuation over more diversified funds due to adverse developments affecting certain holdings. Derivatives involve additional risks including interest rate risk, credit risk, the risk of improper valuation and the risk of non-correlation to the relevant instruments they are designed to hedge or to closely track. High yield, lower-rated bonds may present more risk due to the increased possibility of default.

1.	Total returns based on market value are calculated assuming a purchase of common stock at the closing market price prior to the first day’s opening market price and a sale at the last day’s closing market price for the period reported. Total returns based on NAV are calculated based on the NAV at the beginning of the period and end of period. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total returns do not reflect brokerage commissions or sales charges. If these charges were included, the returns would be lower.

2.	This chart does not reflect any brokerage commissions or sales charges.

Performance highlights (unaudited)	Wells Fargo Advantage Utilities and High Income Fund	5

MANAGER’S DISCUSSION

Strategy

For the 12-month period that ended August 31, 2012, the equity portion of the Fund was relatively overweight in U.S. utilities, underweight in U.S. telecommunication services companies, and underweight in European equities. We reduced exposure to European equities due to ongoing concerns about macroeconomic factors affecting the continent, including uncertainty about the future of the euro and the underlying economic weakness of Europe in general and the European periphery in particular. The focus on U.S. utilities was due to favorable industry fundamentals, particularly for regulated network operators, which outperformed independent power producers for the period.

During the period, high-yield bonds benefited greatly from generally rising stock prices (as high-yield bonds often trade in sympathy with stocks), relatively low volatility, and strong investor interest due to a dearth of attractive income opportunities. In addition, companies that issue high-yield debt were generally successful at cutting costs and at refinancing older, higher-cost debt at lower yields. From a risk perspective, companies tended to be conservative in spite of inexpensive financing, eschewing speculative or highly leveraged transactions.

The Fund’s investment process includes dividend capture strategy which is utilized in an attempt to achieve its primary investment objective of high current income. In employing dividend capture, a fund purchases a stock before an ex-dividend date, becomes entitled to the dividend, then typically sells the stock on or after the stock’s ex-dividend date. This may result in a lack of appreciation over time which may also lead to erosion in the value of the fund. Dividend capture may increase the portfolio turnover rate and related transaction costs of the fund.

Ten largest holdings[3] (%) as of August 31, 2012
Great Plains Energy Incorporated	5.88
Scana Corporation	4.35
Nextera Energy Incorporated	4.35
ITC Holdings Corporation	3.99
Deutsche Post AG	3.59
Vivendi SA	3.56
Northeast Utilities	3.52
The Williams Companies Incorporated	2.98
Spectra Energy Corporation	2.61
The Southern Company	2.51

Credit quality[4] as of August 31, 2012

Contributors to performance

Within its equity holdings, the Fund’s investments in payment solutions firms MasterCard Incorporated, and Visa Incorporated, as well as other substantial positions such as Deutsche Post AG, were contributors to performance. The Fund also participated in the strong appreciation of the high-yield bond market.

Detractors from performance

The equity portfolio’s detractors from performance included some of the Fund’s European holdings, such as Enel SpA and France Telecom SA. Holdings of utilities preferred shares lagged relative to the broader equity market despite their contribution to income generation. Power generation stocks with commodity exposure faced headwinds from low natural gas and wholesale electricity prices.

Specific holdings within the high-yield component of the Fund lagged the broader high-yield market as a result of a lower risk profile. Holding relatively higher-quality and shorter-maturity bonds detracted in a market that rewarded higher-risk issues.

3.	The ten largest holdings are calculated based on the value of the securities divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

4.	Credit quality is subject to change and is calculated based on the total market value of bonds. The ratings indicated are from Standard & Poor’s, Moody’s Investors Service, and/or Fitch Ratings Ltd. Credit Quality Ratings: Credit quality ratings apply to the underlying holdings of the Fund and not the Fund itself. Standard & Poor’s rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Standard & Poor’s rates the creditworthiness of short-term notes from SP-1 (highest) to SP-3 (lowest). Ratings from A to CCC may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the rating categories. Moody’s rates the creditworthiness of bonds, ranging from Aaa (highest) to C (lowest). Ratings Aa to B may be modified by the addition of a number 1 (highest) to 3 (lowest) to show relative standing within the ratings categories. Moody’s rates the creditworthiness of short-term U.S. tax-exempt municipal securities from MIG 1/VMIG 1 (highest) to SG (lowest). Fitch rates the creditworthiness of bonds, ranging from AAA (highest) to D (lowest). If a security was rated by all three rating agencies, the middle rating was utilized. If rated by two of three rating agencies, the lower rating was utilized and if rated by one of the agencies that rating was utilized. We generally define higher quality bonds as bonds that have a rating of BBB/Baa and above and lower quality bonds as bonds with a rating below BBB/Baa.

6	Wells Fargo Advantage Utilities and High Income Fund	Performance highlights (unaudited)

Country allocation[5] as of August 31, 2012

Management outlook

The near-term outlook for utilities and telecommunication services stocks is clouded by the possibility of much higher U.S. tax rates on dividends, the adverse impact of weak natural gas prices on commodity-sensitive power companies, and pressure on allowed rates of return for regulated electrical network operators due to persistently low interest rates. Partly offsetting these negatives is the fact that utilities continue to see robust growth in their rate base (the value of property on which a utility is allowed to earn a specified return) and their earnings continue to increase at a healthy mid-single-digit rate. Price multiples for utilities and telecommunication services shares versus the broad equity market are higher than historic averages, but we think the stocks look reasonably inexpensive compared with fixed-income alternatives.

Two scenarios could derail the high-yield market, in our opinion. One would be a meaningful increase in U.S. Treasury yields, which could create a viable alternative to corporate credit. A more likely near-term scenario would be a large and sustained drop in equities, which would likely put fear into market participants and spark outflows from the high-yield market. A sharply rising default rate — the factor that has historically tended to cause a high-yield sell-off — appears to be far off at this point, unless the economy experiences an unexpected shock. The improved fundamentals of high-yield companies, combined with paltry yield alternatives, a low-interest-rate environment, and a “muddle along” economic backdrop, make high yield more attractive on a risk-adjusted basis than most other opportunities. However, the run-up in high-yield bond prices may make the asset class more subject to price risk, especially if equities experience heightened volatility. While we believe that the majority of factors supporting the high yield market remain intact, we have become especially cautious in the current environment, given our aversion to uncompensated risk.

5.	Country allocation is subject to change and is calculated based on the total long-term investments of the Fund.

Summary portfolio of investments—August 31, 2012	Wells Fargo Advantage Utilities and High Income Fund	7

The Summary Portfolio of Investments shows the Fund’s 50 largest portfolio holdings in unaffiliated issuers and any holdings exceeding 1% of the Fund’s total net assets as of the report date. The remaining securities held by the Fund are grouped as “Other securities” in each category. You can request a complete schedule of portfolio holdings as of the report date, free of charge, by accessing the following website :

http://a584.g.akamai.net/f/584/1326/1d/www.wellsfargoadvantagefunds.com/pdf/ann/holdings/utilitiesandhighincome.pdf or by calling Wells Fargo Advantage Funds at 1-800-222-8222. This complete schedule, filed on Form N-CSR, is also available on the SEC’s website at sec.gov.

Security name	Shares	Value	Percent of net assets

Common Stocks : 66.98%

Consumer Discretionary : 6.28%

Media : 6.28%
Comcast Corporation Class A	40,300	$1,351,259	1.25%
Dish Network Corporation	50,000	1,599,500	1.48
Vivendi SA	196,333	3,849,914	3.55

		6,800,673	6.28

Energy : 6.68%

Oil, Gas & Consumable Fuels : 6.68%
EQT Corporation	15,000	809,400	0.74
Spectra Energy Corporation	100,000	2,826,000	2.61
The Williams Companies Incorporated	100,000	3,227,000	2.98
Other securities		378,339	0.35

		7,240,739	6.68

Industrials : 5.75%

Air Freight & Logistics : 3.59%
Deutsche Post AG	200,000	3,885,344	3.59

Building Products : 0.10%
Other securities		108,090	0.10

Machinery : 2.06%
Kaydon Corporation	100,600	2,237,344	2.06

Telecommunication Services : 8.90%

Diversified Telecommunication Services : 6.69%
BCE Incorporated	16,000	711,840	0.66
France Telecom SA	150,000	2,074,427	1.91
Shenandoah Telecommunications Company	40,000	615,200	0.57
Tele2 AB Series B	50,000	879,617	0.81
Telecom Italia SpA	2,000,000	1,583,570	1.46
Windstream Corporation	100,000	987,000	0.91
Other securities		397,482	0.37

		7,249,136	6.69

Wireless Telecommunication Services : 2.21%
Turkcell Iletisim Hizmetleri AS ADR †	80,000	1,184,000	1.09
Vimpelcom Limited ADR	100,000	1,063,000	0.98
Other securities		144,600	0.14

		2,391,600	2.21

The accompanying notes are an integral part of these financial statements.

8	Wells Fargo Advantage Utilities and High Income Fund	Summary portfolio of investments—August 31, 2012

Security name			Shares	Value	Percent of net assets

Utilities : 39.37%

Electric Utilities : 31.88%
American Electric Power Company Incorporated			25,000	$1,074,750	0.99%
CenterPoint Energy Incorporated			50,000	1,019,500	0.94
Duke Energy Corporation			30,514	1,976,697	1.83
Enel SpA			350,000	1,153,403	1.06
Entergy Corporation			1,000	68,080	0.06
Great Plains Energy Incorporated			298,810	6,370,629	5.88
Hawaiian Electric Industries Incorporated			100,000	2,653,000	2.45
Hera Group SpA			1,467,400	2,163,155	2.00
IDACORP Incorporated			25,000	1,036,250	0.96
ITC Holdings Corporation			60,000	4,318,800	3.99
Nextera Energy Incorporated			70,000	4,711,700	4.35
Northeast Utilities Incorporated			101,312	3,816,423	3.52
NV Energy Incorporated			75,000	1,315,500	1.21
The Southern Company			60,000	2,719,800	2.51
Other securities				141,581	0.13

				34,539,268	31.88

Gas Utilities : 2.55%
National Fuel Gas Company			50,000	2,495,000	2.30
Other securities				269,237	0.25

				2,764,237	2.55

Multi-Utilities : 2.80%
Public Service Enterprise Group Incorporated			50,000	1,583,000	1.46
Sempra Energy Company			19,900	1,317,380	1.22
Other securities				129,624	0.12

				3,030,004	2.80

Water Utilities : 2.14%
American Water Works Company Incorporated			50,000	1,843,500	1.71
Other securities				468,750	0.43

				2,312,250	2.14

Total Common Stocks (Cost $64,625,347)				72,558,685	66.98

	Interest rate	Maturity date	Principal
Corporate Bonds and Notes : 30.10%

Consumer Discretionary : 7.31%

Auto Components : 0.61%
Other securities				655,451	0.61

Diversified Consumer Services : 0.82%
Service Corporation International	7.50%	4-1-27	$465,000	487,669	0.45
Other securities				404,534	0.37

				892,203	0.82

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2012	Wells Fargo Advantage Utilities and High Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Hotels, Restaurants & Leisure : 2.29%
Greektown Superholdings Incorporated	13.00%	7-1-15	$450,000	$486,000	0.45%
Other securities				1,995,747	1.84

				2,481,747	2.29

Household Durables : 0.03%
Other securities				27,375	0.03

Media : 3.17%
CCH II Capital Corporation	13.50	11-30-16	605,000	662,475	0.61
Other securities				2,774,136	2.56

				3,436,611	3.17

Specialty Retail : 0.39%
Other securities				427,909	0.39

Consumer Staples : 0.19%

Food Products : 0.19%
Other securities				203,625	0.19

Energy : 4.96%

Energy Equipment & Services : 1.18%
Other securities				1,272,673	1.18

Oil, Gas & Consumable Fuels : 3.78%
Other securities				4,097,564	3.78

Financials : 6.97%

Capital Markets : 0.53%
Other securities				575,368	0.53

Commercial Banks : 0.62%
Other securities				675,846	0.62

Consumer Finance : 4.64%
Ally Financial Incorporated Company	8.30	2-12-15	825,000	915,750	0.84
JBS USA Finance Incorporated	11.63	5-1-14	420,000	473,550	0.44
Nielsen Finance LLC	7.75	10-15-18	500,000	562,500	0.52
Sprint Capital Corporation	6.88	11-15-28	1,100,000	995,481	0.92
Sprint Capital Corporation	8.75	3-15-32	220,000	222,200	0.20
Other securities				1,852,378	1.72

				5,021,859	4.64

Diversified Financial Services : 0.03%
Other securities				26,000	0.03

Insurance : 0.42%
Other securities				457,188	0.42

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Advantage Utilities and High Income Fund	Summary portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

REITs : 0.73%
Dupont Fabros Technology Incorporated	8.50%	12-15-17	$565,000	$624,325	0.57%
Other securities				169,888	0.16

				794,213	0.73

Health Care : 1.59%

Health Care Equipment & Supplies : 0.12%
Other securities				127,275	0.12

Health Care Providers & Services : 1.29%
Other securities				1,403,609	1.29

Pharmaceuticals : 0.18%
Other securities				192,750	0.18

Industrials : 1.54%

Aerospace & Defense : 0.39%
Other securities				420,582	0.39

Commercial Services & Supplies : 0.78%
Other securities				847,363	0.78

Industrial Conglomerates : 0.22%
Other securities				233,275	0.22

Machinery : 0.15%
Other securities				164,314	0.15

Information Technology : 2.70%

Communications Equipment : 0.18%
Other securities				198,350	0.18

Computers & Peripherals : 0.18%
Other securities				191,375	0.18

Electronic Equipment, Instruments & Components : 0.81%
Jabil Circuit Incorporated	8.25	3-15-18	620,000	744,000	0.69
Other securities				134,063	0.12

				878,063	0.81

Internet Software & Services : 0.10%
Other securities				105,450	0.10

IT Services : 1.38%
Other securities				1,497,667	1.38

Software : 0.05%
Other securities				51,125	0.05

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2012	Wells Fargo Advantage Utilities and High Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value	Percent of net assets

Materials : 0.73%

Chemicals : 0.15%
Other securities				$165,425	0.15%

Commercial Services & Supplies : 0.04%
Other securities				44,250	0.04

Containers & Packaging : 0.14%
Other securities				153,938	0.14

Metals & Mining : 0.16%
Other securities				166,375	0.16

Paper & Forest Products : 0.24%
Other securities				259,911	0.24

Telecommunication Services : 2.41%

Diversified Telecommunication Services : 1.33%
Qwest Corporation	7.63%	8-3-21	$20,000	21,709	0.02
Other securities				1,419,628	1.31

				1,441,337	1.33

Wireless Telecommunication Services : 1.08%
Other securities				1,176,125	1.08

Utilities : 1.70%

Electric Utilities : 1.34%
Mirant Mid-Atlantic LLC Series C	10.06	12-30-28	438,432	486,660	0.45
Other securities				958,200	0.89

				1,444,860	1.34

Gas Utilities : 0.22%
Other securities				239,750	0.22

Independent Power Producers & Energy Traders : 0.14%
Other securities				154,568	0.14

Total Corporate Bonds and Notes (Cost $30,504,153)				32,603,369	30.10

	Dividend yield		Shares

Preferred Stocks : 10.67%

Financials : 0.05%

Consumer Finance : 0.05%
Other securities				54,604	0.05

Telecommunication Services : 2.21%

Diversified Telecommunication Services : 2.21%
Qwest Corporation	7.00%		90,000	2,400,300	2.21

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Advantage Utilities and High Income Fund	Summary portfolio of investments—August 31, 2012

Security name	Dividend yield		Shares	Value	Percent of net assets

Utilities : 8.41%

Electric Utilities : 4.06%
Entergy Corporation	5.25%		50,000	$1,341,000	1.24%
Indianapolis Power & Light Company	5.65		20,000	2,031,876	1.88
Southern California Edison	6.50		5,000	532,969	0.49
Wisconsin Public Service	5.08		4,804	485,054	0.45

				4,390,899	4.06

Multi-Utilities : 4.35%
Scana Corporation	7.70		165,000	4,714,050	4.35

Total Preferred Stocks (Cost $10,811,455)				11,559,853	10.67

	Interest rate	Maturity date	Principal
Term Loans : 3.54%
Texas Competitive Electric Holdings Company LLC	3.50	10-10-14	$1,371,940	1,004,452	0.93
Other securities				2,824,842	2.61

Total Term Loans (Cost $4,019,227)				3,829,294	3.54

			Shares
Warrants : 0.05%

Utilities : 0.05%

Electric Utilities : 0.00%
Other securities			10,000	102	0.00

Gas Utilities : 0.05%
Other securities			16,000	50,400	0.05

Total Warrants (Cost $42,480)				50,502	0.05

Yankee Corporate Bonds and Notes : 1.07%

Consumer Discretionary : 0.10%

Media : 0.10%
Other securities				108,250	0.10

Energy : 0.12%

Oil, Gas & Consumable Fuels : 0.12%
Other securities				130,695	0.12

Financials : 0.19%

Consumer Finance : 0.09%
Other securities				100,650	0.09

Diversified Financial Services : 0.10%
Other securities				105,000	0.10

The accompanying notes are an integral part of these financial statements.

Summary portfolio of investments—August 31, 2012	Wells Fargo Advantage Utilities and High Income Fund	13

Security name			Value	Percent of net assets

Information Technology : 0.02%

Computers & Peripherals : 0.02%
Other securities			$26,750	0.02%

Materials : 0.11%

Metals & Mining : 0.03%
Other securities			32,805	0.03

Paper & Forest Products : 0.08%
Other securities			82,000	0.08

Telecommunication Services : 0.53%

Diversified Telecommunication Services : 0.27%
Other securities			296,688	0.27

Wireless Telecommunication Services : 0.26%
Other securities			275,640	0.26

Total Yankee Corporate Bonds and Notes (Cost $1,102,137)			1,158,478	1.07

	Yield	Shares
Short-Term Investments : 7.66%

Investment Companies : 7.66%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16%	8,302,846	8,302,846	7.66

Total Short-Term Investments (Cost $8,302,846)			8,302,846	7.66

Total investments in securities
(Cost $119,407,645)*			130,063,027	120.07
Other assets and liabilities, net			(21,736,146)	(20.07)

Total net assets			$108,326,881	100.00%

†	Non-income-earning security

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $120,121,212 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$15,711,211
Gross unrealized depreciation	(5,769,396)

Net unrealized appreciation	$9,941,815

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Advantage Utilities and High Income Fund	Statement of assets and liabilities —August 31, 2012

Assets
Investments
In unaffiliated securities, at value (see cost below)	$121,760,181
In affiliated securities, at value (see cost below)	8,302,846

Total investments, at value (see cost below)	130,063,027
Foreign currency, at value (see cost below)	36
Receivable for dividends and interest	1,257,832
Prepaid expenses and other assets	11,533

Total assets	131,332,428

Liabilities
Dividends payable	691,695
Payable for securities purchased	77,984
Secured borrowing payable	22,005,619
Advisory fee payable	76,730
Due to other related parties	6,394
Accrued expenses and other liabilities	147,125

Total liabilities	23,005,547

Total net assets	$108,326,881

NET ASSETS CONSIST OF
Paid-in capital	$151,372,301
Overdistributed net investment income	(753,857)
Accumulated net realized losses on investments	(52,952,458)
Net unrealized gains on investments	10,660,895

Total net assets	$108,326,881

NET ASSET VALUE PER SHARE
Based on $108,326,881 divided by 9,225,824 shares issued and outstanding (unlimited number of shares authorized)	$11.74

Investments in unaffiliated securities, at cost	$111,104,799

Investments in affiliated securities, at cost	$8,302,846

Total investments, at cost	$119,407,645

Foreign currency, at cost	$33

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended August 31, 2012	Wells Fargo Advantage Utilities and High Income Fund	15

Investment income
Dividends*	$6,097,239
Interest	3,171,281
Income from affiliated securities	6,964

Total investment income	9,275,484

Expenses
Advisory fee	774,542
Administration fee	64,545
Custody and accounting fees	27,484
Professional fees	68,642
Shareholder report expenses	10,234
Trustees’ fees and expenses	12,935
Transfer agent fees	25,456
Interest expense	264,157
Secured borrowing fees	9,526
Other fees and expenses	25,050

Total expenses	1,282,571

Net investment income	7,992,913

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(4,416,995)
Written options	10,939

Net realized losses on investments	(4,406,056)

Net change in unrealized gains (losses) on investments	4,675,015

Net realized and unrealized gains (losses) on investments	268,959

Net increase in net assets resulting from operations	$8,261,872

* Net of foreign dividend withholding taxes of	$244,831

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Advantage Utilities and High Income Fund	Statement of changes in net assets

	Year ended August 31, 2012	Year ended August 31, 2011

Operations
Net investment income	$7,992,913	$9,107,452
Net realized gains (losses) on investments	(4,406,056)	3,007,613
Net change in unrealized gains (losses) on investments	4,675,015	909,241

Net increase in net assets resulting from operations	8,261,872	13,024,306

Distributions to shareholders from net investment income	(8,292,871)	(8,285,334)

Capital share transactions
Net asset value of common shares issued under the Automatic Dividend Reinvestment Plan	211,885	162,439

Total increase in net assets	180,886	4,901,411

Net assets
Beginning of period	108,145,995	103,244,584

End of period	$108,326,881	$108,145,995

Overdistributed net investment income	$(753,857)	$(436,585)

The accompanying notes are an integral part of these financial statements.

Statement of cash flows—year ended August 31, 2012	Wells Fargo Advantage Utilities and High Income Fund	17

Cash flows from operating activities:
Net increase in net assets resulting from operations	$8,261,872

Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of securities	(67,803,877)
Proceeds from sale of securities	66,760,769
Amortization	(119,706)
Proceeds from sale of written options	10,939
Proceeds from short-term investment securities, net	776,101
Decrease in dividends and interest receivable	181,784
Decrease in receivable for securities sold	263,842
Decrease in prepaid expenses and other assets	24,435
Decrease in payable for securities purchased	(819,557)
Increase in advisory fee payable	7,820
Increase in due to other related parties	651
Decrease in accrued expenses and other liabilities	(140,634)
Unrealized appreciation on investments	(4,675,015)
Net realized gains on written options	(10,939)
Net realized losses on unaffiliated securities	4,416,995

Net cash provided by operating activities	7,135,480

Cash flows from financing activities:
Cash distributions paid on common shares	(8,079,863)
Increase in secured borrowing	2,518

Net cash used in financing activities	(8,077,345)

Net decrease in cash	(941,865)

Cash (including foreign currency):
Beginning of period	$941,901

End of period	$36

Supplemental cash disclosure:
Cash paid for interest	$264,157

Supplemental non-cash financing disclosure:
Reinvestment of dividends	$211,885

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Advantage Utilities and High Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended August 31,
	2012	2011	2010	2009	2008
Net asset value, beginning of period	$11.75	$11.23	$11.38	$17.50	$24.05
Net investment income	0.87 [1]	0.99 [1]	0.59 [1]	0.97 [1]	2.49 [1]
Net realized and unrealized gains (losses) on investments	0.02	0.43	0.41	(5.29)	(4.18)
Distributions to preferred shareholders from net investment income	0.00	0.00	0.00	0.00	(0.33)

Total from investment operations	0.89	1.42	1.00	(4.32)	(2.02)
Distributions to common shareholders from
Net investment income	(0.90)	(0.90)	(0.53)[1]	(1.00)[1]	(2.76)
Net realized gains	0.00	0.00	0.00	0.00	(1.77)
Tax basis return of capital	0.00	0.00	(0.62)[1]	(0.80)[1]	0.00

Total distributions to common shareholders	(0.90)	(0.90)	(1.15)	(1.80)	(4.53)
Net asset value, end of period	$11.74	$11.75	$11.23	$11.38	$17.50
Market value, end of period	$11.92	$11.03	$11.23	$12.49	$21.02
Total return based on market value[2]	17.03%	5.99%	(1.24)%	(30.46)%	(7.86)%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.24%	2.52%	3.44%	1.92%
Net expenses	1.20%	1.24%	1.52%	2.25%	1.89%
Interest expense	0.25%	0.25%	0.19%	0.70%	0.52%
Net investment income	7.48%	8.14%	5.19%	8.75%	10.33%[3]
Supplemental data
Portfolio turnover rate	48%	64%	59%	137%	153%
Net assets of common shareholders, end of period (000s omitted)	$108,327	$108,146	$103,245	$103,687	$156,384

Borrowings outstanding, end of period (000s omitted)	$22,000	$22,000	$22,000	$22,000	$86,500
Asset coverage per $1,000 of borrowing, end of period	$5,866	$5,916	$5,693	$5,713	$2,808

1.	Calculated based upon average common shares outstanding

2.	Total return is calculated assuming a purchase of common stock on the first day and a sale on the last day of the period reporting. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund’s Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

3.	The net investment income ratio reflects distributions paid to preferred shareholders.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Advantage Utilities and High Income Fund	19

1. ORGANIZATION

Wells Fargo Advantage Utilities and High Income Fund (the “Fund”) was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax advantaged dividend income.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

Investments in equity securities are valued each business day as of the close of regular trading on the New York Stock Exchange, which is usually 4:00 p.m. (Eastern Time). Securities which are traded on a national or foreign securities exchange are valued at the last reported sales price, except that securities listed on The Nasdaq Stock Market, Inc. (“Nasdaq”) are valued at the Nasdaq Official Closing Price (“NOCP”), and if no NOCP is available, then at the last reported sales price. If no sales price is shown on the Nasdaq, the bid price will be used. In the absence of any sale of securities listed on the Nasdaq, and in the case of other securities (including U.S. government obligations, but excluding debt securities maturing in 60 days or less), the price will be deemed “stale” and the valuations will be determined in accordance with the Fund’s Valuation Procedures.

Securities denominated in foreign currencies are translated into U.S. dollars using the closing rates of exchange in effect on the day of valuation.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of securities, then fair value pricing procedures approved by the Board of Trustees are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. As a result of the fair value pricing procedures, these securities are categorized as Level 2 in these circumstances and may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in NAVs that are higher or lower than NAVs based on the last reported sales price or latest quoted bid price. On August 31, 2012, fair value pricing was not used in pricing foreign securities.

Fixed income securities acquired with maturities exceeding 60 days are valued based on evaluated prices received from an independent pricing service which may utilize both transaction data and market information such as yield, prices of securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data. If valuations are not available from the independent pricing service or values received are deemed not representative of market value, values will be obtained from a broker-dealer or otherwise determined based on the Fund’s Valuation Procedures.

Debt securities of sufficient credit quality acquired with maturities of 60 days or less generally are valued at amortized cost which approximates fair value. The amortized cost method involves valuing a security at its cost, plus accretion of discount or minus amortization of premium over the period until maturity.

Investments in registered open-end mutual funds are valued at net asset value.

Investments which are not valued using the method discussed above are valued at their fair value, as determined by procedures established in good faith and approved by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary in determining the fair value of portfolio securities, unless the responsibility has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives a report on any valuation actions taken by the Valuation Committee or the Management Valuation Team.

20	Wells Fargo Advantage Utilities and High Income Fund	Notes to financial statements

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market information to assess the continued appropriateness of the fair valuation methodology used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the input factors considered in the valuation process until there is a readily available price provided on the exchange or by an independent pricing service. Valuations received from an independent pricing service or broker quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the adviser and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. Assets, including investment securities, and liabilities denominated in foreign currency are translated into U.S. dollars at the prevailing rates of exchange at the date of valuation. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting in changes in exchange rates.

The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are recorded with net realized and unrealized gains or losses from investments. Gains and losses from certain foreign currency transactions are treated as ordinary income for U.S. federal income tax purposes.

When-issued transactions

The Fund may purchase securities on a forward commitment or ‘when-issued’ basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Term loans

The Fund may invest in term loans. The loans are marked-to-market daily and the Fund begins earning interest when the loans are funded. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. The Fund assumes the credit risk of the borrower and there could be potential loss to the Fund in the event of default by the borrower.

Options

The Fund may be subject to equity price risk in the normal course of pursuing its investment objectives. The Fund may write covered call options or secured put options on individual securities. When the Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from written options that expire unexercised are recognized as realized gains from investments on the expiration date. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in calculating the realized gain or loss on the sale. If a put option is exercised, the premium reduces the cost of the security purchased. The Fund, as a writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may also purchase call or put options. The premium is included in the Statement of Assets and Liabilities as an investment, the value of which is subsequently adjusted based on to the current market value of the option. Premiums paid for purchased options that expire are recognized as realized losses from investments on the expiration date. Premiums paid for purchased options that are exercised or closed are added to the amount paid or offset against the proceeds received for the underlying security to determine the realized gain or loss. The risk of loss associated with purchased options is limited to the premium paid.

Options traded on an exchange are regulated and terms of the options are standardized. Options traded over the counter expose the Fund to counterparty risk in the event the counterparty does not perform. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

Notes to financial statements	Wells Fargo Advantage Utilities and High Income Fund	21

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are reported on the basis of identified cost of securities delivered.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed of the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

The timing and character of distributions made during the period from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. Temporary differences do not require reclassifications. The primary permanent differences causing such reclassifications are due to bond premiums and foreign currency transactions. At August 31, 2012, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Overdistributed net investment income	Accumulated net realized losses on investments
$14,564	$(17,314)	$2,750

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years which began after December 22, 2010 for an unlimited period. However, any losses incurred are required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than be considered all short-term as under previous law. In addition, the Fund may elect to defer any portion of a post-October capital loss or qualified late-year ordinary loss to the first day of the following taxable year. A post-October capital loss is the greatest of the net capital loss, net short-term capital loss or net long-term capital loss for the portion of the taxable year after October 31. A qualified late-year ordinary loss is the net loss comprised of (a) net gain or loss from the sale or other disposition of certain capital assets for the portion of the taxable year after October 31, and (b) other ordinary income or loss for the portion of the taxable year after December 31.

At August 31, 2012, net capital loss carryforwards, which are available to offset future net realized capital gains, were as follows:

Pre-enactment capital loss expiration		Post-enactment capital losses
2016	2017	Short-term	Long-term
$20,548,693	$27,435,579	$2,882,575	$1,372,044

22	Wells Fargo Advantage Utilities and High Income Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

As of August 31, 2012, the inputs used in valuing the Fund’s assets, which are carried at fair value, were as follows:

Investments in securities	Quoted prices (Level 1)	Significant other observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Equity securities
Common stocks	$72,558,685	$0	$0	$72,558,685
Preferred stocks	8,509,954	3,049,899	0	11,559,853
Corporate bonds and notes	0	32,603,369	0	32,603,369
Term loans	0	3,604,359	224,935	3,829,294
Warrants	0	50,502	0	50,502
Yankee corporate bonds and notes	0	1,158,478	0	1,158,478
Short-term investments
Investment companies	8,302,846	0	0	8,302,846
	$89,371,485	$40,466,607	$224,935	$130,063,027

Further details on the major security types listed above can be found in the Summary Portfolio of Investments.

Transfers in and transfers out are recognized at the end of the reporting period. For the year ended August 31, 2012, the Fund did not have any significant transfers into/out of Level 1 and Level 2.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Advisory fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”) is the adviser to the Fund and is entitled to receive a fee at an annual rate of 0.60% of the Fund’s average daily total assets. Total assets consist of net assets of the Fund plus borrowings or other leverage for investment purposes to the extent excluded in calculating net assets.

Funds Management has retained the services of certain investment subadvisers to provide daily portfolio management to the Fund. The fees for subadvisory services are borne by Funds Management. Wells Capital Management Incorporated (an affiliate of Funds Management) and Crow Point Partners, LLC are each investment subadvisers to the Fund and are each entitled to receive a fee from Funds Management at an annual rate of 0.20% of the Fund’s average daily total assets.

Administration fee

Funds Management also serves as the administrator to the Fund providing the Fund with facilities, equipment and personnel. Funds Management is entitled to receive an annual administration fee from the Fund equal to 0.05% of the Fund’s average daily total assets.

Notes to financial statements	Wells Fargo Advantage Utilities and High Income Fund	23

5. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of shares with no par value. For the year ended August 31, 2012 and year ended August 31, 2011, the Fund issued 18,219 and 13,611 shares, respectively.

6. BORROWINGS

The Fund has borrowed $22 million through a secured debt financing agreement administered by a major financial institution (the “Facility”). The Facility has a commitment amount of $25 million which expires on February 25, 2013, at which point it may be renegotiated and potentially renewed for another one-year term. At August 31, 2012, the Fund had secured borrowings outstanding in the amount of $22,005,619 (including accrued interest and usage and commitment fees payable).

The Fund’s borrowings under the Facility are generally charged interest at a rate determined by the type of loan elected by the Fund. During year ended August 31, 2012, an effective interest rate of 1.17% was incurred on the borrowings. Interest expense of $264,157, representing 0.25% of the Fund’s average daily net assets, was incurred during the year ended August 31, 2012.

The Fund has pledged all of its assets to secure the borrowings and pays a commitment fee at an annual rate equal to 0.15% of average daily unutilized amounts of the $25 million commitment amount. Prior to February 27, 2012, the Fund paid a commitment fee at an annual rate equal to (a) 0.20% as of any date upon which the loan balance exceeded 50% of the facility amount and (b) 0.30% as of any other date when the loan balance was less than 50% of the facility amount. The secured borrowing fees on the Statement of Operations represent structuring fees and commitment fees. Of this amount, $8,027 represents structuring fees.

7. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended August 31, 2012 were $61,789,011 and $57,994,519, respectively.

8. DERIVATIVE TRANSACTIONS

During the year ended August 31, 2012, the Fund entered into written options for economic hedging purposes.

During the year ended August 31, 2012, the Fund had written call option activities as follows:

	Number of contracts	Premiums received
Options outstanding at August 31, 2011	0	$0
Options written	396	10,939
Options expired	(320)	(7,844)
Options closed	0	0
Options exercised	(76)	(3,095)
Options outstanding at August 31, 2012	0	$0

As of August 31, 2012, the Fund did not have any open written options but had total premiums received that averaged $860 during the year ended August 31, 2012.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $8,292,871 and $8,285,334 of ordinary income for the years ended August 31, 2012 and August 31, 2011, respectively.

As of August 31, 2012, the components of distributable earnings on a tax basis were as follows:

Capital loss carryforward	Unrealized gains
$(52,238,891)	$9,947,328

24	Wells Fargo Advantage Utilities and High Income Fund	Notes to financial statements

10. CONCENTRATION RISK

The Fund invests a substantial portion of its assets in the utilities industry and, therefore, may be more affected by changes in that industry than would be a fund whose investments are not heavily weighted in any industry.

11. INDEMNIFICATION

Under the Fund’s organizational documents, the officers and directors are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund may enter into contracts with service providers that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

12. NEW ACCOUNTING PRONOUNCEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. ASU 2011-11, which amends FASB ASC Topic 210, Balance Sheet, creates new disclosure requirements which require entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for interim and annual reporting periods beginning on or after January 1, 2013. Management is currently assessing the potential impact, in addition to expanded financial statement disclosure, that may result from adopting this ASU.

In May 2011, FASB issued ASU No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs. ASU No. 2011-04 amends FASB ASC Topic 820, Fair Value Measurements, to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. The ASU is effective prospectively for interim and annual periods beginning after December 15, 2011. Adoption of the ASU will result in additional disclosures in future financial statements, as applicable.

In April 2011, FASB issued ASU No. 2011-03 Reconsideration of Effective Control for Repurchase Agreements. ASU No. 2011-03 amends FASB ASC Topic 860, Transfers and Servicing, specifically the criteria required to determine whether a repurchase agreement (repo) and similar agreements should be accounted for as sales of financial assets or secured borrowings with commitments. ASU No. 2011-03 changes the assessment of effective control by focusing on the transferor’s contractual rights and obligations and removing the criterion to assess its ability to exercise those rights or honor those obligations. This could result in changes to the way entities account for certain transactions including repurchase agreements, mortgage dollar rolls and reverse repurchase agreements. The ASU will become effective on a prospective basis for new transfers and modifications to existing transactions as of the beginning of the first interim or annual period beginning on or after December 15, 2011. Management has evaluated the impact of adopting the ASU and expects no significant changes.

13. SUBSEQUENT DISTRIBUTIONS

The Fund declared the following distributions to shareholders:

Declaration date	Record date	Payable date	Net investment income
August 15, 2012	September 18, 2012	October 1, 2012	$0.075
September 28, 2012	October 15, 2012	November 1, 2012	$0.075
October 26, 2012	November 14, 2012	December 3, 2012	$0.075

These distributions are not reflected in the accompanying financial statements.

Report of independent registered public accounting firm	Wells Fargo Advantage Utilities and High Income Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF

WELLS FARGO ADVANTAGE UTILITIES AND HIGH INCOME FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments and the summary portfolio of investments of the Wells Fargo Advantage Utilities and High Income Fund (the “Fund”), as of August 31, 2012, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2012 by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Advantage Utilities and High Income Fund as of August 31, 2012, the results of its operations for the year then ended, changes in their net assets for each of the years in the two-year period then ended, its cash flows for the year then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

October 26, 2012

26	Wells Fargo Advantage Utilities and High Income Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 48.26% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended August 31, 2012.

Pursuant to Section 854 of the Internal Revenue Code, $6,306,475 of income dividends paid during the fiscal year ended August 31, 2012 has been designated as qualified dividend income (QDI).

For the fiscal year ended August 31, 2012, $2,798,815 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term capital gains and qualifying dividends on corporate stocks. This rate is scheduled to expire at the end of 2012. In the absence of further Congressional action, the maximum tax rate on long-term capital gains for individual taxpayers would increase to 20% and income from dividends would be taxed at the rates applicable to ordinary income.

In addition, for taxable years beginning after December 31, 2012, absent further Congressional action, an additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceed certain threshold amounts.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-800-222-8222, visiting our website at wellsfargoadvantagefunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Fund’s website at wellsfargoadvantagefunds.com or by visiting the SEC website at sec.gov.

ANNUAL MEETING OF SHAREHOLDERS

On December 12, 2011, an Annual Meeting of Shareholders for the Fund was held to consider the following proposal. The results of the proposal are indicated below.

Proposal 1 – Election of trustees:

Net assets voted “For”	Isaiah Harris, Jr.	$86,193,428
Net assets voted “Withhold”		$3,596,385
Net assets voted “For”	David F. Larcker	$85,925,199
Net assets voted “Withhold”		$3,864,614
Net assets voted “For”	Olivia S. Mitchell	$86,033,490
Net assets voted “Withhold”		$3,756,323

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available on the Fund’s website (wellsfargoadvantagefunds.com) on a monthly, 30-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available without charge by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Advantage Utilities and High Income Fund	27

BOARD OF TRUSTEES

The following table provides basic information about the Board of Trustees (the “Trustees”) and Officers of the Fund. Each of the Trustees and Officers listed below acts in identical capacities for the Wells Fargo Advantage family of funds, which consists of 138 funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust, and four closed-end funds, including the Fund (collectively the “Fund Complex”). All of the Trustees are also Members of the Audit and Governance Committees of each Trust in the Fund Complex. The mailing address of each Trustee and Officer is

525 Market Street, 12th Floor, San Francisco, CA 94105. The Board of Trustees is classified into three classes of which one is elected annually. Each Trustee serves a three-year term concurrent with the class from which the Trustee is elected. Each Officer serves an indefinite term.

Independent Trustees

Name and year of birth	Position held and length of service	Principal occupations during past five years	Other directorships during past five years
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Mr. Harris is a certified public accountant.	CIGNA Corporation; Deluxe Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
Leroy Keith, Jr. (Born 1939)	Trustee, since 2004	Chairman, Bloc Global Services (development and construction). Trustee of the Evergreen Funds from 1983 to 2010. Former Managing Director, Almanac Capital Management (commodities firm), former Partner, Stonington Partners, Inc. (private equity fund), former Director, Obagi Medical Products Co. and former Director, Lincoln Educational Services.	Trustee, Virtus Fund Complex (consisting of 40 portfolios as of 12/31/11); Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of Corporate Governance Research Program and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and CEO of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust

28	Wells Fargo Advantage Utilities and High Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service	Principal occupations during past five years	Other directorships during past five years
Michael S. Scofield (Born 1943)	Trustee, since 2004

Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.

Asset Allocation Trust
Donald C. Willeke (Born 1940)	Trustee, since 2010	Principal of the law firm of Willeke & Daniels. General Counsel of the Minneapolis Employees Retirement Fund from 1984 until its consolidation into the Minnesota Public Employees Retirement Association on June 30, 2010. Director and Vice Chair of The Free Trust (non-profit corporation). Director of the American Chestnut Foundation (non-profit corporation).	Asset Allocation Trust

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003. Senior Vice President and Chief Administrative Officer of Wells Fargo Funds Management, LLC from 2001 to 2003.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Counsel, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Vice President and Managing Senior Counsel of Wells Fargo Bank, N.A. since 1996.
Nancy Wiser (Born 1967)	Treasurer, since 2012

Executive Vice President of Wells Fargo Funds Management, LLC Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011. Owned and operated a consulting business providing services to various hedge funds including acting as Chief Operating Officer and Chief Compliance Officer for a hedge fund from 2007 to 2008. Chief Operating

David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Assistant Vice President of Evergreen Investment Services, Inc. from 2004 to 2008. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma (Born 1974)	Assistant Treasurer, since 2005	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Vice President, Evergreen Investment Services, Inc. from 2004 to 2007. Head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
Debra Ann Early (Born 1964)	Chief Compliance Officer, since 2010	Chief Compliance Officer of Wells Fargo Funds Management, LLC since 2007. Chief Compliance Officer of Parnassus Investments from 2005 to 2007. Chief Financial Officer of Parnassus Investments from 2004 to 2007 and Senior Audit Manager of PricewaterhouseCoopers LLP from 1998 to 2004.

Other information (unaudited)	Wells Fargo Advantage Utilities and High Income Fund	29

BOARD CONSIDERATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS:

Under Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Advantage Utilities and High Income Fund (the “Fund”), all the members of which have no direct or indirect interest in the investment advisory and subadvisory agreements and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Trustees”), must determine whether to approve the continuation of the Fund’s investment advisory and subadvisory agreements. In this regard, at an in person meeting held on March 29-30, 2012 (the “Meeting”), the Board reviewed and re-approved: (i) an investment advisory agreement with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment subadvisory agreement with Wells Capital Management Incorporated (“WellsCap”); and (iii) an investment subadvisory agreement with Crow Point Partners, LLC (“Crow Point”) for the Fund. The investment advisory agreement with Funds Management and the investment subadvisory agreements with WellsCap and Crow Point (the “Subadvisers”) are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Subadvisers and the continuation of the Advisory Agreements. Prior to the Meeting, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. The Board also met throughout the year and received information that was useful to them in considering the continuation of the Advisory Agreements. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately from Funds Management.

In providing information to the Board, Funds Management was guided by a detailed set of requests submitted by the Independent Trustees’ independent legal counsel on their behalf at the start of the Board’s annual contract renewal process earlier in 2012. In approving the Advisory Agreements, the Board did not identify any particular information or consideration that was all-important or controlling, and each Trustee likely attributed different weights to various factors.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Subadvisers under the Advisory Agreements. The Board also received and considered, among other things, information about the background and experience of senior management of Funds Management, and the qualifications, backgrounds, tenures and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Subadvisers, based on their respective financial condition, resources, reputation and other attributes, to attract and retain qualified investment professionals, including research, advisory, and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Subadvisers. In addition, the Board took into account the administrative services provided to the Fund by Funds Management and its affiliates.

The Board’s decision to approve the continuation of the Advisory Agreements was based on a comprehensive evaluation of information provided to it. In considering these matters, the Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Subadvisers about various topics, including Funds Management’s oversight of service providers. The above factors, together with those referenced below, are some of the most important, but not necessarily all, factors considered by the Board in concluding that the nature, extent and quality of the investment advisory services provided to the Fund by Funds Management and the Subadvisers supported the re-approval of the Advisory Agreements. Although the Board considered the continuation of the Advisory Agreements for the Fund as part of the larger process of considering the continuation of the advisory agreements for all of the funds in the complex, its decision to continue the Advisory Agreements for the Fund was ultimately made on a fund-by-fund basis.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2011. The Board also considered these results in comparison to the median performance of a universe of relevant funds (the “Universe”) that was determined by Lipper Inc. (“Lipper”) to be similar to the Fund, and in comparison to the Fund’s benchmark index and to other comparative data. Lipper is an independent provider of investment company data. The Board received a description of the methodology used by Lipper to select the funds in the Universe.

30	Wells Fargo Advantage Utilities and High Income Fund	Other information (unaudited)

The Board noted that the performance of the Fund was lower than the median performance of the Universe and its benchmark index for the periods under review. The Board received information about factors contributing to the underperformance of the Fund relative to the Universe. The Board was satisfied that the Fund’s investment performance was being appropriately monitored and that Funds Management and the Subadvisers were taking appropriate actions with respect to the Fund’s investment performance.

The Board received and considered information regarding the Fund’s contractual advisory fee and net operating expense ratio and its various components, including actual management fees, transfer agent, custodian and other non-management fees. The Board also considered the ratio in comparison to the median ratio of an expense Universe and a narrower expense group of funds (each, an “Expense Group”) that was determined by Lipper to be similar to the Fund. The Board received a description of the methodology used by Lipper to select the funds in the Fund’s Expense Group. The Board noted that the net operating expense ratio of the Fund was lower than the Fund’s Expense Group’s median net operating expense ratio.

Based on the above-referenced considerations and other factors, the Board concluded that the overall performance and expense structure of the Fund supported the re-approval of the Advisory Agreements for the Fund.

Investment advisory and subadvisory fee rates

The Board reviewed and considered the contractual investment advisory fee rate that is payable by the Fund to Funds Management for investment advisory services (the “Advisory Agreement Rate”), both on a stand-alone basis and on a combined basis with the Fund’s administration fee rate. The Board took into account the separate administrative and other services covered by the administration fee rate. The Board also reviewed and considered the contractual investment subadvisory fee rate that is payable by Funds Management to each Subadviser for investment subadvisory services (the “Subadvisory Agreement Rate”).

The Board received and considered information comparing the Advisory Agreement Rate, combined with the administration fee rate, with that of other funds in the Fund’s Expense Group median. The Board noted that the Advisory Agreement Rate for the Fund was lower than the median rate of the Fund’s Expense Group.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Subadvisers for subadvisory services. The Board also considered this amount in comparison to the median amount paid by a sub-advised expense Universe that was determined by Lipper to be similar to the Fund.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Subadvisers to other types of clients. In this regard, the Board received information about differences between the services, and the compliance, reporting, and other legal burdens and risks of providing investment advice to registered funds and those associated with providing advice to non-registered fund clients such as collective funds or institutional separate accounts.

The Board determined that the Advisory Agreement Rate for the Fund was reasonable in light of the Fund’s Expense Group information, the services covered by the Advisory Agreements and other information provided. The Board also reviewed and considered each Subadvisory Agreement Rate and concluded that each Subadvisory Agreement Rate was reasonable in light of the services covered by each subadvisory agreement, the subadvised expense information provided by Lipper, and other information provided.

Profitability

The Board received and considered a profitability analysis of Funds Management, as well as an analysis of the profitability to the collective Wells Fargo businesses that provide services to the Fund. It considered that the information provided to it was necessarily estimated, and that the profitability information provided to it, especially on a fund-by-fund basis, did not necessarily provide a precise tool for evaluating the appropriateness of the Fund’s Advisory Agreement Rate in isolation. It noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on, among other things, the size and type of fund. The Board concluded that the profitability reported by Funds Management was not unreasonable.

The Board did not consider separate profitability information with respect to WellsCap, because, as an affiliate of Funds Management, its profitability information was subsumed in the collective Wells Fargo profitability analysis provided by Funds Management. The Board also did not consider separate profitability information with respect to Crow Point, which is not affiliated with Funds Management. The Board considered that the subadvisory fees paid to Crow Point had been negotiated by Funds Management on an arm’s-length basis and that Crow Point’s profitability from its relationship with the Fund was not a material factor in determining whether to renew the subadvisory agreement with Crow Point.

Other information (unaudited)	Wells Fargo Advantage Utilities and High Income Fund	31

Economies of scale

The Board considered that, in light of the fact that the Fund was not making a continuous offering of its shares, the likelihood of realizing economies of scale following the Fund’s initial offering was relatively low, although the Board determined to continue to monitor the Fund’s expense ratio and the profitability of the investment advisory agreement to Funds Management in light of future growth of the Fund.

Other benefits to Funds Management and the Subadvisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates and the Subadvisers, as a result of their relationship with the Fund. Ancillary benefits could include, among others, benefits directly attributable to the relationship of Funds Management and the Subadvisers with the Fund and benefits potentially derived from an increase in Funds Management’s and the Subadvisers’ business as a result of their relationship with the Fund (such as the ability to market to shareholders other financial products offered by Funds Management and its affiliates or the Subadvisers and their affiliates).

Other factors and broader review

As discussed above, the Board reviews detailed materials received from Funds Management and the Subadvisers annually as part of the re-approval process under Section 15 of the 1940 Act and also reviews and assesses information about the quality of the services that the Fund receives throughout the year. In this regard, the Board has reviewed reports of Funds Management at each of its quarterly meetings, which include, among other things, portfolio reviews and performance reports. In addition, the Board confers with portfolio managers at various times throughout the year.

Conclusion

After considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for an additional one-year period.

32	Wells Fargo Advantage Utilities and High Income Fund	Automatic dividend reinvestment plan

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan (“the Plan”). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by Computershare Trust Company, N.A., as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant’s account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly issued common shares”) or (ii) by purchase of outstanding common shares on the open-market (open-market purchases) on the NYSE Amex or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (“market premium”), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium (“market discount”), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

List of abbreviations	Wells Fargo Advantage Utilities and High Income Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACB	— Agricultural Credit Bank
ADR	— American depository receipt
ADS	— American depository shares
AGC-ICC	— Assured Guaranty Corporation - Insured Custody Certificates
AGM	— Assured Guaranty Municipal
AMBAC	— American Municipal Bond Assurance Corporation
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Certificate of participation
CR	— Custody receipts
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FGLMC	— Federal Government Loan Mortgage Company
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depository receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUF	— Hungarian Forint
IBC	— Insured bond certificate
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Industrial development revenue
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
NATL-RE	— National Public Finance Guarantee Corporation
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SEK	— Swedish krona
SFHR	— Single family housing revenue
SFMR	— Single family mortgage revenue
SGD	— Singapore dollar
SKK	— Slovakian koruna
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS	— Separate trading of registered interest and principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TCR	— Transferable custody receipts
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
XLCA	— XL Capital Assurance
ZAR	— South African rand

This page is intentionally left blank.

This page is intentionally left blank.

This page is intentionally left blank.

Transfer Agent, Registrar, Shareholder Servicing

Agent & Dividend Disbursing Agent

Computershare Trust Company, N.A.

P.O. Box 43010

Providence, RI 02940-3010

1-800-730-6001

Website: wellsfargoadvantagefunds.com

Wells Fargo Funds Management, LLC, is a subsidiary of Wells Fargo & Company and is an affiliate of Wells Fargo & Company’s broker/dealer subsidiaries.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2012 Wells Fargo Funds Management, LLC. All rights reserved.

211728 10-12 AUHIF/AR134 08-12

ITEM 2.	CODE OF ETHICS

As of the end of the period, August 31, 2012, Wells Fargo Advantage Utilities and High Income Fund has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Advantage Utilities and High Income Fund has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)

Audit Fees – Provided below are the aggregate fees billed for the fiscal years ended August 31, 2011 and August 31, 2012 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

For the fiscal years ended August 31, 2011 and August 31, 2012, the Audit Fees were $44,500 and $54,127, respectively.

(b)

Audit-Related Fees – There were no audit-related fees incurred for the fiscal years ended August 31, 2011 and August 31, 2012 for assurance and related services by the principal accountant for the Registrant.

(c)

Tax Fees – Provided below are the aggregate fees billed for the fiscal years ended August 31, 2011 and August 31, 2012 for professional services rendered by the principal accountant for the Registrant for tax compliance, tax advice, and tax planning.

For the fiscal years ended August 31, 2011 and August 31, 2012, the Tax Fees were $1,680 and $1,700, respectively. The incurred Tax Fees are comprised of excise tax review services.

For the fiscal years ended August 31, 2011 and August 31, 2012, the Tax Fees were $1,940 and $1,990, respectively. The incurred Tax Fees are comprised of tax preparation and consulting services.

(d)

All Other Fees – There were no other fees incurred for the fiscal years ended August 31, 2011 and August 31, 2012.

(e)(1)

The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services to Wells Fargo Advantage Utilities and High Income Fund; (2) non-audit tax or compliance consulting or training services provided to the Fund by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to the Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(e)(2) Not Applicable.

(f) Not Applicable.

(g) Non-Audit Fees – There were no non-audit fees billed for the fiscal years ended August 31, 2011 and August 31, 2012, by the principal accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant.

(h) The Registrant’s audit committee of the board of directors has determined that non-audit services rendered to the registrant’s investment adviser, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of the Regulation S-X, does not compromise the independence of the principal accountant.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.	PORTFOLIO OF INVESTMENTS

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Utilities and High Income Fund	1

Security name	Shares	Value

Common Stocks : 66.98%

Consumer Discretionary : 6.28%

Media : 6.28%
Comcast Corporation Class A	40,300	$1,351,259
Dish Network Corporation	50,000	1,599,500
Vivendi SA	196,333	3,849,914

		6,800,673

Energy : 6.68%

Oil, Gas & Consumable Fuels : 6.68%
EQT Corporation	15,000	809,400
Kinder Morgan Incorporated	10,577	378,339
Spectra Energy Corporation	100,000	2,826,000
The Williams Companies Incorporated	100,000	3,227,000

		7,240,739

Industrials : 5.75%

Air Freight & Logistics : 3.59%
Deutsche Post AG	200,000	3,885,344

Building Products : 0.10%
Ameresco Incorporated Class A †	9,000	108,090

Machinery : 2.06%
Kaydon Corporation	100,600	2,237,344

Telecommunication Services : 8.90%

Diversified Telecommunication Services : 6.69%
BCE Incorporated	16,000	711,840
France Telecom SA	150,000	2,074,427
Shenandoah Telecommunications Company	40,000	615,200
Tele2 AB Series B	50,000	879,617
Telecom Italia SpA	2,000,000	1,583,570
Telefonica Brasil ADR	18,600	397,482
Windstream Corporation	100,000	987,000

		7,249,136

Wireless Telecommunication Services : 2.21%
Turkcell Iletisim Hizmetleri AS ADR †	80,000	1,184,000
Vimpelcom Limited ADR	100,000	1,063,000
Vodafone Group plc ADR	5,000	144,600

		2,391,600

Utilities : 39.37%

Electric Utilities : 31.88%
American Electric Power Company Incorporated	25,000	1,074,750
CenterPoint Energy Incorporated	50,000	1,019,500
CH Energy Group Incorporated	500	32,580

2	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2012

Security name			Shares	Value

Electric Utilities (continued)
Chesapeake Utilities Corporation			200	$9,366
Duke Energy Corporation			30,514	1,976,697
Edison International			2,000	87,580
Enel SpA			350,000	1,153,403
Entergy Corporation			1,000	68,080
Great Plains Energy Incorporated			298,810	6,370,629
Hawaiian Electric Industries Incorporated			100,000	2,653,000
Hera Group SpA			1,467,400	2,163,155
IDACORP Incorporated			25,000	1,036,250
ITC Holdings Corporation			60,000	4,318,800
Nextera Energy Incorporated			70,000	4,711,700
Northeast Utilities Incorporated			101,312	3,816,423
NV Energy Incorporated			75,000	1,315,500
Pepco Holdings Incorporated			100	1,931
South Jersey Industries Incorporated			200	10,124
The Southern Company			60,000	2,719,800

				34,539,268

Gas Utilities : 2.55%
Gas Natural Incorporated			25,000	249,500
MDU Resources Group Incorporated			500	10,775
National Fuel Gas Company			50,000	2,495,000
New Jersey Resources Corporation			200	8,962

				2,764,237

Multi-Utilities : 2.80%
Dominion Resources Incorporated			300	15,744
Public Service Enterprise Group Incorporated			50,000	1,583,000
Sempra Energy Company			19,900	1,317,380
Wisconsin Energy Corporation			3,000	113,880

				3,030,004

Water Utilities : 2.14%
American Water Works Company Incorporated			50,000	1,843,500
Middlesex Water Company			25,000	468,750

				2,312,250

Total Common Stocks (Cost $64,625,347)				72,558,685

	Interest rate	Maturity date	Principal

Corporate Bonds and Notes : 30.10%

Consumer Discretionary : 7.31%

Auto Components : 0.61%
Allison Transmission Incorporated 144A	7.13%	5-15-19	$250,000	264,375
Cooper Tire & Rubber Company	7.63	3-15-27	215,000	212,313
Goodyear Tire & Rubber Company	7.00	5-15-22	25,000	26,000

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Utilities and High Income Fund	3

Security name	Interest rate	Maturity date	Principal	Value

Auto Components (continued)
H&E Equipment Services Company 144A	7.00%	9-1-22	$10,000	$10,375
Penske Automotive Group Incorporated 144A	5.75	10-1-22	10,000	10,200
UR Financing Escrow Company 144A	5.75	7-15-18	125,000	132,188

				655,451

Diversified Consumer Services : 0.82%
Carriage Services Incorporated	7.88	1-15-15	185,000	187,428
Service Corporation International	6.75	4-1-16	100,000	111,000
Service Corporation International	7.50	4-1-27	465,000	487,669
Service Corporation International	7.63	10-1-18	25,000	29,406
Service Corporation International	8.00	11-15-21	40,000	48,200
Service Corporation International Series WI	7.00	6-15-17	25,000	28,500

				892,203

Hotels, Restaurants & Leisure : 2.29%
Ameristar Casinos Incorporated	7.50	4-15-21	225,000	241,313
Burger King Corporation	9.88	10-15-18	75,000	86,438
CCM Merger Incorporated 144A	9.13	5-1-19	300,000	301,500
Chukchansi EDA 144A	9.75	5-30-20	95,000	68,400
Cinemark USA Incorporated	7.38	6-15-21	75,000	83,813
Cinemark USA Incorporated	8.63	6-15-19	50,000	56,000
CityCenter Finance Corporation	7.63	1-15-16	25,000	26,563
CityCenter Finance Corporation 144A	7.63	1-15-16	75,000	79,500
CityCenter Finance Corporation ¥	10.75	1-15-17	200,431	212,457
DineEquity Incorporated	9.50	10-30-18	350,000	392,875
Greektown Superholdings Incorporated	13.00	7-1-15	450,000	486,000
Penn National Gaming Incorporated	8.75	8-15-19	75,000	83,719
Ruby Tuesday Incorporated 144A	7.63	5-15-20	150,000	140,625
Scientific Games Corporation	9.25	6-15-19	60,000	66,150
Speedway Motorsports Incorporated	6.75	2-1-19	25,000	26,344
Speedway Motorsports Incorporated	8.75	6-1-16	120,000	130,050

				2,481,747

Household Durables : 0.03%
American Greetings Corporation	7.38	12-1-21	25,000	27,375

Media : 3.17%
Cablevision Systems Corporation	8.63	9-15-17	145,000	166,025
CCH II Capital Corporation	13.50	11-30-16	605,000	662,475
CCO Holdings LLC	6.50	4-30-21	75,000	80,438
CCO Holdings LLC	7.00	1-15-19	125,000	135,938
CSC Holdings LLC	7.63	7-15-18	25,000	28,438
CSC Holdings LLC	7.88	2-15-18	75,000	85,875
DISH DBS Corporation	7.88	9-1-19	115,000	132,106
Gray Television Incorporated	10.50	6-29-15	400,000	432,000
Interactive Data Corporation	10.25	8-1-18	150,000	169,125
Lamar Media Corporation	5.88	2-1-22	50,000	53,000
Lamar Media Corporation	7.88	4-15-18	125,000	138,125
Lamar Media Corporation Series C	9.75	4-1-14	25,000	28,063

4	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Media (continued)
LIN Television Corporation	8.38%	4-15-18	$150,000	$156,750
Local TV Finance LLC 144A¥	9.25	6-15-15	375,000	382,500
NAI Entertainment Holdings LLC 144A	8.25	12-15-17	135,000	150,525
National CineMedia LLC 144A	6.00	4-15-22	75,000	78,000
National CineMedia LLC	7.88	7-15-21	50,000	54,125
Regal Cinemas Corporation	8.63	7-15-19	250,000	278,125
Salem Communications Corporation	9.63	12-15-16	202,000	224,978

				3,436,611

Specialty Retail : 0.39%
Gap Incorporated	5.95	4-12-21	50,000	54,033
Limited Brands Incorporated	6.63	4-1-21	25,000	28,000
Radioshack Corporation	6.75	5-15-19	150,000	101,438
Rent-A-Center Incorporated	6.63	11-15-20	25,000	26,938
Toys”R”Us Property Company I LLC	10.75	7-15-17	50,000	55,125
Toys”R”Us Property Company II LLC	8.50	12-1-17	150,000	162,375

				427,909

Consumer Staples : 0.19%

Food Products : 0.19%
Dole Food Company Incorporated	13.88	3-15-14	181,000	203,625

Energy : 4.96%

Energy Equipment & Services : 1.18%
Bristow Group Incorporated	7.50	9-15-17	135,000	139,725
Dresser Rand Group Incorporated	6.50	5-1-21	75,000	78,750
Gulfmark Offshore Incorporated 144A	6.38	3-15-22	175,000	178,500
Hornbeck Offshore Services Company	5.88	4-1-20	25,000	25,500
Hornbeck Offshore Services Incorporated Series B	8.00	9-1-17	55,000	58,300
NGPL PipeCo LLC 144A	7.12	12-15-17	25,000	26,000
NGPL PipeCo LLC 144A	7.77	12-15-37	200,000	197,500
NGPL PipeCo LLC 144A	9.63	6-1-19	195,000	215,475
Oil States International Incorporated	6.50	6-1-19	125,000	132,813
PHI Incorporated	8.63	10-15-18	200,000	207,000
Pride International Incorporated	8.50	6-15-19	10,000	13,110

				1,272,673

Oil, Gas & Consumable Fuels : 3.78%
Coffeyville Resources Energy Incorporated 144A	9.00	4-1-15	95,000	101,175
Coffeyville Resources Energy Incorporated 144A	10.88	4-1-17	100,000	112,000
Crestwood Midstream Partnership Company	7.75	4-1-19	50,000	50,750
Denbury Resources Incorporated	6.38	8-15-21	25,000	27,000
Denbury Resources Incorporated	8.25	2-15-20	100,000	113,500
El Paso Corporation	6.50	9-15-20	45,000	51,158
El Paso Corporation	7.00	6-15-17	75,000	85,796
El Paso Corporation	7.25	6-1-18	175,000	202,106
El Paso Corporation	7.42	2-15-37	90,000	98,819
El Paso Corporation	7.80	8-1-31	100,000	117,586

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Utilities and High Income Fund	5

Security name	Interest rate	Maturity date	Principal	Value

Oil, Gas & Consumable Fuels (continued)
Encore Acquisition Company	9.50%	5-1-16	$50,000	$54,500
Energy Transfer Equity LP	7.50	10-15-20	300,000	345,000
Ferrellgas LP	9.13	10-1-17	200,000	214,500
Holly Corporation	9.88	6-15-17	220,000	241,450
Overseas Shipholding Group Incorporated	7.50	2-15-24	50,000	26,375
Petrohawk Energy Corporation	7.88	6-1-15	95,000	99,052
Petrohawk Energy Corporation	10.50	8-1-14	60,000	65,700
Pioneer Natural Resource Company	7.50	1-15-20	145,000	181,443
Plains Exploration & Production Company	8.63	10-15-19	325,000	368,063
Rockies Express Pipeline LLC 144A	3.90	4-15-15	150,000	147,000
Rockies Express Pipeline LLC 144A	5.63	4-15-20	25,000	23,875
Rockies Express Pipeline LLC 144A	6.88	4-15-40	395,000	355,500
Rockies Express Pipeline LLC 144A	7.50	7-15-38	95,000	90,250
Sabine Pass LNG LP	7.25	11-30-13	250,000	260,000
Sabine Pass LNG LP	7.50	11-30-16	300,000	321,000
Suburban Propane Partners LP	7.38	3-15-20	25,000	26,500
Suburban Propane Partners LP 144A	7.38	8-1-21	31,000	32,705
Suburban Propane Partners LP 144A	7.50	10-1-18	42,000	45,255
Susser Holdings LLC	8.50	5-15-16	125,000	135,781
Tesoro Corporation	9.75	6-1-19	90,000	103,725

				4,097,564

Financials : 6.97%

Capital Markets : 0.53%
E*TRADE Financial Corporation	12.50	11-30-17	68,000	77,605
Nuveen Investments Incorporated	5.50	9-15-15	225,000	203,625
Nuveen Investments Incorporated	10.50	11-15-15	215,000	218,763
Oppenheimer Holdings Incorporated	8.75	4-15-18	75,000	75,375

				575,368

Commercial Banks : 0.62%
CIT Group Incorporated 144A	4.75	2-15-15	200,000	208,000
CIT Group Incorporated	5.00	5-15-17	25,000	26,063
CIT Group Incorporated 144A	5.25	4-1-14	100,000	103,875
CIT Group Incorporated	5.25	3-15-18	25,000	26,063
CIT Group Incorporated 144A	5.50	2-15-19	100,000	104,250
Emigrant Bancorp Incorporated 144A(i)	6.25	6-15-14	225,000	207,595

				675,846

Consumer Finance : 4.64%
Ally Financial Incorporated Company	5.50	2-15-17	50,000	52,012
Ally Financial Incorporated Company	8.30	2-12-15	825,000	915,750
American General Finance Corporation	5.40	12-1-15	150,000	129,750
American General Finance Corporation	5.75	9-15-16	50,000	42,000
American General Finance Corporation	6.50	9-15-17	50,000	41,000
Ashtead Capital Incorporated 144A	6.50	7-15-22	125,000	130,000
Calpine Construction Finance Corporation 144A	7.25	10-15-17	400,000	428,000
Calpine Construction Finance Corporation 144A	8.00	6-1-16	125,000	135,156
Clearwire Communications Finance Corporation 144A	12.00	12-1-15	130,000	128,700

6	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)
Ford Motor Credit Company LLC	8.00%	12-15-16	$25,000	$29,886
General Motors Financial Company 144A	4.75	8-15-17	20,000	20,138
General Motors Financial Company	6.75	6-1-18	100,000	110,890
GMAC LLC	6.75	12-1-14	36,000	38,790
Homer City Funding LLC	8.73	10-1-26	136,276	136,957
International Lease Finance Corporation 144A	6.75	9-1-16	50,000	55,750
International Lease Finance Corporation 144A	7.13	9-1-18	25,000	28,750
International Lease Finance Corporation	8.63	9-15-15	75,000	84,094
JBS USA Finance Incorporated	11.63	5-1-14	420,000	473,550
Nielsen Finance LLC	7.75	10-15-18	500,000	562,500
Nielsen Finance LLC	11.50	5-1-16	49,000	54,880
Springleaf Finance Corporation	6.90	12-15-17	250,000	205,625
Sprint Capital Corporation	6.88	11-15-28	1,100,000	995,481
Sprint Capital Corporation	8.75	3-15-32	220,000	222,200

				5,021,859

Diversified Financial Services : 0.03%
Fidelity National Information Services Incorporated	5.00	3-15-22	25,000	26,000

Insurance : 0.42%
HUB International Holdings Incorporated 144A	10.25	6-15-15	275,000	282,563
USI Holdings Corporation 144A±	4.31	11-15-14	50,000	47,750
USI Holdings Corporation 144A	9.75	5-15-15	125,000	126,875

				457,188

REITs : 0.73%
Dupont Fabros Technology Incorporated	8.50	12-15-17	565,000	624,325
Host Marriott Corporation	9.00	5-15-17	30,000	32,700
Omega Healthcare Investors	6.75	10-15-22	125,000	137,188

				794,213

Health Care : 1.59%

Health Care Equipment & Supplies : 0.12%
Biomet Incorporated ¥	10.38	10-15-17	60,000	63,750
Hologic Incorporated 144A	6.25	8-1-20	60,000	63,525

				127,275

Health Care Providers & Services : 1.29%
Apria Healthcare Group	11.25	11-1-14	70,000	72,538
Aviv Healthcare Properties LP	7.75	2-15-19	100,000	104,000
Centene Corporation	5.75	6-1-17	75,000	78,281
Community Health Systems Incorporated	5.13	8-15-18	25,000	25,781
Community Health Systems Incorporated	7.13	7-15-20	50,000	52,375
DaVita Incorporated	5.75	8-15-22	40,000	41,600
Emergency Medical Services	8.13	6-1-19	25,000	26,688
HCA Incorporated	5.88	3-15-22	25,000	26,594
HCA Incorporated	6.50	2-15-20	175,000	192,281
HCA Incorporated	7.50	11-15-95	50,000	41,188

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Utilities and High Income Fund	7

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services (continued)
HCA Incorporated	8.50%	4-15-19	$250,000	$281,875
Health Management Associates Incorporated	6.13	4-15-16	50,000	54,000
HealthSouth Corporation	7.25	10-1-18	25,000	27,219
HealthSouth Corporation	7.75	9-15-22	25,000	27,313
MPT Operating Partnership LP	6.38	2-15-22	25,000	26,375
MPT Operating Partnership LP	6.88	5-1-21	125,000	135,938
PSS World Medical Incorporated	6.38	3-1-22	25,000	26,438
Sabra Health Care Corporation	8.13	11-1-18	150,000	163,125

				1,403,609

Pharmaceuticals : 0.18%
Mylan Incorporated 144A	6.00	11-15-18	75,000	80,250
Mylan Incorporated 144A	7.63	7-15-17	25,000	27,750
Mylan Incorporated 144A	7.88	7-15-20	75,000	84,750

				192,750

Industrials : 1.54%

Aerospace & Defense : 0.39%
Alliant Techsystems Incorporated	6.75	4-1-16	225,000	230,063
Geoeye Incorporated	9.63	10-1-15	55,000	61,050
L-3 Communications Holdings Incorporated	6.38	10-15-15	100,000	101,625
Transdigm Incorporated	7.75	12-15-18	25,000	27,844

				420,582

Commercial Services & Supplies : 0.78%
Casella Waste Systems Incorporated	11.00	7-15-14	220,000	233,200
Corrections Corporation of America	7.75	6-1-17	95,000	102,481
Covanta Holding Corporation	6.38	10-1-22	50,000	54,688
Geo Group Incorporated	7.75	10-15-17	125,000	135,469
Iron Mountain Incorporated	5.75	8-15-24	25,000	25,250
Iron Mountain Incorporated	8.38	8-15-21	155,000	171,275
KAR Holdings Incorporated ±	4.44	5-1-14	125,000	125,000

				847,363

Industrial Conglomerates : 0.22%
Otter Tail Corporation	9.00	12-15-16	215,000	233,275

Machinery : 0.15%
Cleaver-Brooks Incorporated 144A	12.25	5-1-16	55,000	58,438
Columbus McKinnon Corporation	7.88	2-1-19	75,000	79,688
Titan International Incorporated	7.88	10-1-17	25,000	26,188

				164,314

Information Technology : 2.70%

Communications Equipment : 0.18%
Avaya Incorporated	9.75	11-1-15	50,000	43,375
EchoStar DBS Corporation	7.13	2-1-16	50,000	55,000
Lucent Technologies Incorporated	6.45	3-15-29	155,000	99,975

				198,350

8	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Computers & Peripherals : 0.18%
Seagate Technology HDD Holdings	6.80%	10-1-16	$50,000	$55,125
Seagate Technology HDD Holdings	6.88	5-1-20	25,000	26,500
Seagate Technology HDD Holdings	7.75	12-15-18	100,000	109,750

				191,375

Electronic Equipment, Instruments & Components : 0.81%
CDW LLC / CDW Financial Corporation	12.54	10-12-17	125,000	134,063
Jabil Circuit Incorporated	8.25	3-15-18	620,000	744,000

				878,063

Internet Software & Services : 0.10%
Equinix Incorporated	8.13	3-1-18	95,000	105,450

IT Services : 1.38%
Audatex North America Incorporated 144A	6.75	6-15-18	50,000	53,625
Fidelity National Information Services Incorporated	7.63	7-15-17	50,000	55,000
Fidelity National Information Services Incorporated	7.88	7-15-20	100,000	112,000
First Data Corporation 144A	7.38	6-15-19	50,000	51,625
First Data Corporation	11.25	3-31-16	375,000	360,000
SunGard Data Systems Incorporated	7.38	11-15-18	350,000	371,875
SunGard Data Systems Incorporated	7.63	11-15-20	25,000	26,813
SunGard Data Systems Incorporated	10.25	8-15-15	325,000	332,719
TW Telecommunications Holdings Incorporated	8.00	3-1-18	75,000	83,250
Unisys Corporation 144A	12.75	10-15-14	47,000	50,760

				1,497,667

Software : 0.05%
Nuance Communications Incorporated 144A	5.38	8-15-20	50,000	51,125

Materials : 0.73%

Chemicals : 0.15%
Huntsman International LLC	5.50	6-30-16	140,000	140,175
Tronox Finance LLC Company 144A	6.38	8-15-20	25,000	25,250

				165,425

Commercial Services & Supplies : 0.04%
Crown Cork & Seal Company Incorporated (i)	7.50	12-15-96	50,000	44,250

Containers & Packaging : 0.14%
Ball Corporation	5.00	3-15-22	25,000	26,250
Crown Americas LLC	7.63	5-15-17	25,000	26,875
Owens-Brockway Glass Container Incorporated 144A	3.00	6-1-15	50,000	48,875
Silgan Holdings Incorporated	5.00	4-1-20	50,000	51,938

				153,938

Metals & Mining : 0.16%
Novelis Incorporated	8.38	12-15-17	100,000	110,500
Novelis Incorporated	8.75	12-15-20	50,000	55,875

				166,375

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Utilities and High Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Paper & Forest Products : 0.24%
Clearwater Paper Corporation	10.63%	6-15-16	$70,000	$78,225
Georgia-Pacific Corporation	8.88	5-15-31	125,000	181,686

				259,911

Telecommunication Services : 2.41%

Diversified Telecommunication Services : 1.33%
Citizens Communications Company	7.88	1-15-27	200,000	195,000
Frontier Communications Corporation	8.13	10-1-18	60,000	66,750
Frontier Communications Corporation	8.25	5-1-14	3,000	3,304
GCI Incorporated	6.75	6-1-21	75,000	73,500
GCI Incorporated	8.63	11-15-19	368,000	396,520
Intelsat Jackson Holdings Company 144A	7.25	10-15-20	75,000	80,813
Intelsat Jackson Holdings Company	7.25	10-15-20	75,000	81,000
Qwest Corporation	7.63	8-3-21	20,000	21,709
SBA Telecommunications Incorporated	8.25	8-15-19	32,000	35,520
Telesat Canada Incorporated 144A	6.00	5-15-17	50,000	52,000
U.S. West Communications Incorporated	7.25	9-15-25	125,000	147,033
Windstream Corporation	7.88	11-1-17	265,000	288,188

				1,441,337

Wireless Telecommunication Services : 1.08%
Allbritton Communications Company	8.00	5-15-18	150,000	161,625
CC Holdings GS V LLC 144A	7.75	5-1-17	50,000	53,750
Cricket Communications Incorporated Series I	7.75	5-15-16	125,000	131,875
Cricket Communications Incorporated Series I	7.75	10-15-20	150,000	145,500
Crown Castle International Corporation	7.13	11-1-19	10,000	10,875
MetroPCS Communications Incorporated	6.63	11-15-20	200,000	207,000
MetroPCS Communications Incorporated	7.88	9-1-18	50,000	53,750
Sprint Nextel Corporation 144A	9.00	11-15-18	25,000	29,500
Sprint Nextel Corporation	11.50	11-15-21	25,000	31,250
Syniverse Holdings Incorporation	9.13	1-15-19	325,000	351,000

				1,176,125

Utilities : 1.70%

Electric Utilities : 1.34%
Dolphin Subsidiary Incorporated 144A	7.25	10-15-21	200,000	228,000
IPALCO Enterprises Incorporated	5.00	5-1-18	100,000	104,250
IPALCO Enterprises Incorporated 144A	7.25	4-1-16	150,000	168,000
Mirant Mid-Atlantic LLC Series C	10.06	12-30-28	438,432	486,660
NRG Energy Incorporated	7.38	1-15-17	250,000	260,000
NRG Energy Incorporated	8.50	6-15-19	185,000	197,950

				1,444,860

Gas Utilities : 0.22%
AmeriGas Finance LLC	6.75	5-20-20	175,000	186,375
AmeriGas Finance LLC	7.00	5-20-22	50,000	53,375

				239,750

10	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Independent Power Producers & Energy Traders : 0.14%
Reliant Energy Incorporated	9.24%	7-2-17	$84,017	$90,318
Reliant Energy Incorporated	9.68	7-2-26	10,000	10,750
RRI Energy Incorporated	7.63	6-15-14	50,000	53,500

				154,568

Total Corporate Bonds and Notes (Cost $30,504,153)				32,603,369

	Dividend yield		Shares

Preferred Stocks : 10.67%

Financials : 0.05%

Consumer Finance : 0.05%
GMAC Capital Trust I ±	8.13		2,200	54,604

Telecommunication Services : 2.21%

Diversified Telecommunication Services : 2.21%
Qwest Corporation	7.00		90,000	2,400,300

Utilities : 8.41%

Electric Utilities : 4.06%
Entergy Corporation	5.25		50,000	1,341,000
Indianapolis Power & Light Company	5.65		20,000	2,031,876
Southern California Edison	6.50		5,000	532,969
Wisconsin Public Service	5.08		4,804	485,054

				4,390,899

Multi-Utilities : 4.35%
Scana Corporation	7.70		165,000	4,714,050

Total Preferred Stocks (Cost $10,811,455)				11,559,853

	Interest rate		Principal

Term Loans : 3.54%
Capital Automotive LP	3.75	3-11-17	$269,208	269,657
CCM Merger Incorporated	4.75	3-1-17	275,710	272,953
Coinmach Corporation	3.00	11-14-14	269,801	258,841
Energy Transfer Equity LP	3.00	3-24-17	75,000	74,090
Fairpoint Communications Incorporated	4.50	1-26-16	306,033	284,666
Federal Mogul Corporation	1.94	12-29-14	81,832	78,094
Federal Mogul Corporation	1.94	12-28-15	41,751	39,844
First Data Corporation B1	2.75	9-24-14	94,253	92,903
First Data Corporation B2	2.75	9-24-14	138,171	136,192
First Data Corporation B3	2.75	9-24-14	40,394	39,816
Focus Brands Incorporated	9.00	8-21-18	125,000	125,938
Gray Television Incorporated	3.50	12-31-14	70,705	70,321
HHI Holdings LLC	5.50	3-21-17	98,751	98,997
Level 3 Financing Incorporated	3.25	2-1-16	300,000	300,600

Portfolio of investments—August 31, 2012	Wells Fargo Advantage Utilities and High Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Term Loans (continued)
Merisant Company (i)	4.50%	1-8-14	$70,517	$69,856
Newsday LLC	10.50	8-1-13	365,000	366,978
Springleaf Finance Corporation	4.25	5-10-17	100,000	96,575
Texas Competitive Electric Holdings Company LLC	3.50	10-10-14	1,371,940	1,004,452
United Surgical Partners International Incorporated	4.75	4-3-19	99,750	99,781
WASH Multifamily Laundry Systems LLC	5.00	8-28-14	49,233	48,740

Total Term Loans (Cost $4,019,227)				3,829,294

			Shares

Warrants : 0.05%

Utilities : 0.05%

Electric Utilities : 0.00%
China Hydroelectric Company ADR †			10,000	102

Gas Utilities : 0.05%
Kinder Morgan Incorporated †			16,000	50,400

Total Warrants (Cost $42,480)				50,502

			Principal

Yankee Corporate Bonds and Notes : 1.07%

Consumer Discretionary : 0.10%

Media : 0.10%
Vidéotron GP	5.00	7-15-22	$25,000	26,500
Vidéotron GP	9.13	4-15-18	75,000	81,750

				108,250

Energy : 0.12%

Oil, Gas & Consumable Fuels : 0.12%
Griffin Coal Mining Company Limited 144A(s)	9.50	12-1-16	160,361	130,695

Financials : 0.19%

Consumer Finance : 0.09%
Wind Acquisition Finance SA 144A	11.75	7-15-17	110,000	100,650

Diversified Financial Services : 0.10%
Ship Finance International Limited	8.50	12-15-13	105,000	105,000

Information Technology : 0.02%

Computers & Peripherals : 0.02%
Seagate HDD Cayman Company	7.00	11-1-21	25,000	26,750

12	Wells Fargo Advantage Utilities and High Income Fund	Portfolio of investments—August 31, 2012

Security name	Interest rate	Maturity date	Principal	Value

Materials : 0.11%

Metals & Mining : 0.03%
Teck Resources Limited	10.75%	5-15-19	$27,000	$32,805

Paper & Forest Products : 0.08%
Sappi Limited 144A	7.50	6-15-32	100,000	82,000

Telecommunication Services : 0.53%

Diversified Telecommunication Services : 0.27%
Intelsat Jackson Holding Company	7.25	4-1-19	225,000	242,438
Intelsat Jackson Holding Company	7.50	4-1-21	50,000	54,250

				296,688

Wireless Telecommunication Services : 0.26%
Digicel Group Limited 144A	12.00	4-1-14	20,000	22,300
Intelsat Limited	11.25	6-15-16	116,000	122,090
Intelsat Limited ¥	11.50	2-4-17	125,000	131,250

				275,640

Total Yankee Corporate Bonds and Notes (Cost $1,102,137)				1,158,478

	Yield		Shares

Short-Term Investments : 7.66%

Investment Companies : 7.66%
Wells Fargo Advantage Cash Investment Money Market Fund, Select Class (l)(u)	0.16		8,302,846	8,302,846

Total Short-Term Investments (Cost $8,302,846)				8,302,846

Total investments in securities
(Cost $119,407,645)*	120.07%	130,063,027
Other assets and liabilities, net	(20.07)	(21,736,146)

Total net assets	100.00%	$108,326,881

†	Non-income-earning security

144A	Security that may be resold to “qualified institutional buyers” under Rule 144A or security offered pursuant to Section 4(2) of the Securities Act of 1933, as amended.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(i)	Illiquid security for which the designation as illiquid is unaudited

±	Variable rate investment

(s)	Security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on this security.

(l)	Investment in an affiliate

(u)	Rate shown is the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $120,121,212 and unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$15,711,211
Gross unrealized depreciation	(5,769,396)

Net unrealized appreciation	$9,941,815

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of

Wells Fargo Advantage Utilities and High Income Fund:

We have audited the financial statements of Wells Fargo Advantage Utilities and High Income Fund (the “Fund”), as of August 31, 2012, and for each of the years presented and have issued our unqualified report thereon dated October 26, 2012 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Our audit included an audit of the Fund’s portfolio of investments (the Portfolio) as of August 31, 2012 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund’s management. Our responsibility is to express an opinion on this Portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

Boston, Massachusetts

October 26, 2012

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PROXY VOTING POLICIES AND PROCEDURES

REVISED AS OF FEBRUARY 8, 2012

1. Scope of Policies and Procedures. These Policies and Procedures (“Procedures”) are used to determine how to vote proxies relating to portfolio securities held by the series of Wells Fargo Funds Trust, Wells Fargo Master Trust, Wells Fargo Variable Trust, Asset Allocation Trust, Wells Fargo Advantage Global Dividend Opportunity Fund, Wells Fargo Advantage Income Opportunities Fund, Wells Fargo Advantage Multi-Sector Income Fund, and Wells Fargo Advantage Utilities & High Income Fund (the “Trusts”) except for those series that exclusively hold non-voting securities (hereafter, all such series, and all such Trusts not having separate series, holding voting securities are referred to as the “Funds”).

2. Voting Philosophy. The Funds and Wells Fargo Funds Management, LLC (“Funds Management”) have adopted these Procedures to ensure that proxies are voted in the best interests of Fund shareholders, without regard to any relationship that any affiliated person of the Fund (or an affiliated person of such affiliated person) may have with the issuer. Funds Management exercises its voting responsibility, as a fiduciary, with the goal of maximizing value to shareholders consistent with governing laws and the investment policies of each Fund. While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, the Funds support sound corporate governance practices within companies in which they invest.

3. Responsibilities

(a) Board of Trustees. The Board of Trustees of each Trust (the “Board”) has delegated the responsibility for voting proxies relating to the Funds’ portfolio securities to Funds Management. The Board retains the authority to make or ratify any voting decisions or approve any changes to these Procedures as the Board deems appropriate. Funds Management will provide reports to the Board regarding voting matters when and as reasonably requested by the Board. The Board shall review these Procedures as often as it deems appropriate to consider whether any revisions are warranted. On an annual basis, the Board shall receive and review a report from Funds Management on the proxy voting process.

(b) Funds Management Proxy Committee

(i)	Responsibilities. The Funds Management Proxy Voting Committee (the “Proxy Committee”) shall be responsible for overseeing the proxy voting process to ensure its implementation in conformance with these Procedures. The Proxy Committee shall monitor Institutional Shareholder Services (“ISS”), the proxy voting agent for Funds Management, to determine that ISS is accurately applying the Procedures as set forth herein. The Proxy Committee shall review the continuing appropriateness of the Procedures set forth herein, recommend revisions to the Board as necessary and provide an annual update to the Board on the proxy voting process.

(ii)

Voting Guidelines. Appendix A hereto sets forth guidelines regarding how proxies will be voted on the issues specified. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a “case by case” determination for a particular issue, ISS will forward the proxy to the Proxy Committee for a vote determination by the Proxy Committee. Finally, with respect to issues for which a vote for or against is specified by the Procedures, the Proxy Committee shall have the authority to direct ISS to forward the proxy to the Proxy Committee for a discretionary vote by the Proxy Committee if the Proxy Committee determines that a case-by-case review of such matter is warranted. The Proxy Committee may also consult Fund sub-advisers on certain proxy voting issues on a case-by-case basis as the Proxy Committee deems appropriate or to the extent that a sub-adviser of a Fund makes a recommendation regarding a proxy voting issue. As a general matter, however, proxies are voted consistently on the same matter when securities of an issuer are held by multiple Funds.

(iii)	Proxy Committee. In all cases, the Proxy Committee will exercise its voting discretion in accordance with the voting philosophy of the Funds. In cases where a proxy is forwarded by ISS to the Proxy Committee, the Proxy Committee may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS or other independent sources; (ii) input from the investment sub-adviser responsible for purchasing the security; and (iii) information provided by company management and shareholder groups.

Voting decisions made by the Proxy Committee will be reported to ISS to ensure that the vote is registered in a timely manner and included in Form N-PX reporting.

(iv)	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Proxy Committee is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

(v)	Practical Limitations to Proxy Voting. While Funds Management uses its best efforts to vote proxies, in certain circumstances it may be impractical or impossible for Funds Management to vote proxies (e.g., limited value or unjustifiable costs). For example, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Due to these restrictions, Funds Management must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. As a result, Funds Management will generally not vote those proxies in the absence of an unusual, significant vote or compelling economic importance. Additionally, Funds Management may not be able to vote proxies for certain foreign securities if Funds Management does not receive the proxy statement in time to vote the proxies due to custodial processing delays.

(vi)

Conflicts of Interest. Funds Management may have a conflict of interest regarding a proxy to be voted upon if, for example, Funds Management or its affiliates have other relationships with the issuer of the proxy. In most instances, conflicts of interest are avoided through a strict and objective application of the voting guidelines attached hereto. However, when the Proxy Committee is aware of a material conflict of interest regarding a matter that would otherwise require a vote by the Proxy Committee, the Proxy Committee shall address the material conflict by using any of the following methods: (1) instructing ISS to vote in accordance with the recommendation ISS makes to its clients; (2) disclosing the conflict to the Board and obtaining their consent before voting; (3) submitting the matter to the Board to exercise its authority to vote on such matter; (4) engaging an independent fiduciary who will direct the Proxy Committee on voting instructions for the proxy; (5) consulting with outside legal counsel for guidance on resolution of the conflict of interest; (6) erecting information barriers around the person or persons making voting decisions; (7) voting in proportion to other shareholders (“mirror voting”); or (8) voting in other ways that are consistent with each Fund’s obligation to vote in the best interests of its shareholders. Additionally, the Proxy Committee will not permit its votes to be influenced by any conflict of interest that exists for any other affiliated person of the Fund (such as a sub-adviser or principal underwriter)

or any affiliated persons of such affiliated persons and the Proxy Committee will vote all such matters without regard to the conflict.

Funds Management may also have a conflict of interest regarding a proxy to be voted on if a member of the Board has an affiliation, directly or indirectly, with a public or private company (an “Identified Company”). Identified Companies include a Board member’s employer, as well as any company of which the Board member is a director or officer or a 5% or more shareholder. The Proxy Committee shall address such a conflict by instructing ISS to vote in accordance with the recommendation ISS makes to its clients.

(vii)	Meetings. The Proxy Committee shall convene as needed and when discretionary voting determinations need to be considered, and shall have the authority to act by vote of a majority of the Proxy Committee members available at that time. The Proxy Committee shall also meet at least semi-annually to review the Procedures and the performance of ISS in exercising its proxy voting responsibilities.

(viii)	Membership. The voting members of the Proxy Committee shall be Tom Biwer, Travis Keshemberg, Patrick McGuinnis and Erik Sens. Andrew Owen shall be a non-voting member and serve in an advisory capacity on the Proxy Committee. Changes to the membership of the Proxy Committee will be made only with Board approval. Upon departure from Funds Management, a member’s position on the Proxy Committee will automatically terminate.

4. Disclosure of Policies and Procedures. Each Fund shall disclose in its statement of additional information a description of the policies and procedures it uses to determine how to vote proxies relating to securities held in its portfolio. In addition, each Fund shall disclose in its semi- and annual reports that a description of its proxy voting policies and procedures is available without charge, upon request, by calling 1-800-222-8222, on the Fund’s web site at www.wellsfargo.com/advantagefunds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

5. Disclosure of Proxy Voting Record. Each Trust shall file with the Commission an annual report on Form N-PX not later than August 31 of each year (beginning August 31, 2004), containing the Trust’s proxy voting record for the most recent twelve-month period ended June 30.

Each Fund shall disclose in its statement of additional information and semi- and annual reports that information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the Funds’ web site at www.wellsfargo.com/advantagefunds or by accessing the Commission’s web site at www.sec.gov.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the Fund was entitled to vote:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•

The Council of Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security (unless the CUSIP is not available through reasonably practicable means, in which case it will be omitted);

•	The shareholder meeting date;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether the Fund cast its vote on the matter;

•	How the Fund cast its vote (e.g. for or against a proposal, or abstain; for or withhold regarding election of directors); and

•	Whether the Fund cast its vote for or against management.

Form N-PX shall be made available to Fund shareholders through the SEC web site.

APPENDIX A

TO

PROXY VOTING POLICIES AND PROCEDURES

Funds Management will vote proxies relating to portfolio securities held by the Trusts in accordance with the following proxy voting guidelines. To the extent the specific guidelines below do not address a proxy voting proposal, Funds Management will vote pursuant to ISS’ current U.S. and International proxy voting guidelines. Proxies for securities held by the Wells Fargo Advantage Social Awareness Fund related to social and environmental proposals will be voted pursuant to ISS’ current SRI Proxy Voting Guidelines. In addition, proxies related to issues not addressed by the specific guidelines below or by ISS’ current U.S. and International proxy voting guidelines will be forwarded to the Proxy Committee for a vote determination by the Proxy Committee.

Uncontested Election of Directors or Trustees

THE FUNDS will generally vote for all uncontested director or trustee nominees. The Nominating Committee is in the best position to select nominees who are available and capable of working well together to oversee management of the company. THE FUNDS will not require a performance test for directors.	FOR

THE FUNDS will generally vote for reasonably crafted shareholder proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard.	FOR

THE FUNDS will withhold votes for a director if the nominee fails to attend at least 75% of the board and committee meetings without a valid excuse.
WITHHOLD
THE FUNDS will vote against routine election of directors if any of the following apply: company fails to disclose adequate information in a timely manner, serious issues with the finances, questionable transactions, conflicts of interest, record of abuses against minority shareholder interests, bundling of director elections, and/or egregious governance practices.	AGAINST

THE FUNDS will withhold votes from the entire board (except for new nominees) where the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes has not been addressed.
WITHHOLD
THE FUNDS will withhold votes from members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures, are identified.
WITHHOLD
THE FUNDS will withhold votes from members of the Audit Committee if the company receives an adverse opinion on the company’s financial statements from its auditor.

THE FUNDS will withhold votes from members of the Audit Committee if there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.	WITHHOLD

THE FUNDS will withhold votes from all directors (except for new nominees) if the company has adopted or renewed a poison pill without shareholder approval since the	WITHHOLD

company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and does not have a requirement or does not commit to put the pill to shareholder vote within 12 months. In addition, THE FUNDS will withhold votes on all directors at any company that responds to the majority of the shareholders voting by putting the poison pill to a shareholder vote with a recommendation other than to eliminate the pill.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members if they fail to submit one-time transferable stock options (TSO’s) to shareholders for approval.

WITHHOLD

Limitation on Number of Boards a Director May Sit On

THE FUNDS will withhold votes from directors who sit on more than six boards.	WITHHOLD

THE FUNDS will withhold votes from CEO directors who sit on more than two outside boards besides their own.	WITHHOLD

Ratification of Auditors

THE FUNDS will vote against auditors and withhold votes from audit committee members if non-audit fees are greater than audit fees, audit-related fees, and permitted tax fees, combined. THE FUNDS will follow the disclosure categories being proposed by the SEC in applying the above formula.	AGAINST/ WITHHOLD

With the above exception, THE FUNDS will generally vote for proposals to ratify auditors unless:	FOR

• an auditor has a financial interest in or association with the company, and is therefore not independent, or	AGAINST
• there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.	AGAINST

THE FUNDS will vote against proposals that require auditors to attend annual meetings as auditors are regularly reviewed by the board audit committee, and such attendance is unnecessary.	AGAINST

THE FUNDS will vote for shareholder proposals requesting a shareholder vote for audit firm ratification.
FOR

THE FUNDS will vote against shareholder proposals asking for audit firm rotation. This practice is viewed as too disruptive and too costly to implement for the benefit achieved.
AGAINST

Company Name Change/Purpose

THE FUNDS will vote for proposals to change the company name as management and the board is best suited to determine if such change in company name is necessary.	FOR

However, where the name change is requested in connection with a reorganization of the company, the vote will be based on the merits of the reorganization.	CASE-BY-CASE

In addition, THE FUNDS will generally vote for proposals to amend the purpose of the company. Management is in the best position to know whether the description of what the company does is accurate, or whether it needs to be updated by deleting, adding or revising language.	FOR

Employee Stock Purchase Plans/401(k) Employee Benefit Plans

THE FUNDS will vote for proposals to adopt, amend or increase authorized shares for employee stock purchase plans and 401(k) plans for employees as properly structured plans enable employees to purchase common stock at a slight discount and thus own a beneficial interest in the company, provided that the total cost of the company’s plan is not above the allowable cap for the company.	FOR

Similarly, THE FUNDS will generally vote for proposals to adopt or amend thrift and savings plans, retirement plans, pension plans and profit plans.	FOR

Anti-Hedging/Pledging/Speculative Investments Policy

THE FUNDS will consider proposals prohibiting named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan on a case-by-case basis. The company’s existing policies regarding responsible use of company stock will be considered.	CASE-BY-CASE

Approve Other Business

THE FUNDS will generally vote for proposals to approve other business. This transfer of authority allows the corporation to take certain ministerial steps that may arise at the annual or special meeting.	FOR

However, THE FUNDS retains the discretion to vote against such proposals if adequate information is not provided in the proxy statement, or the measures are significant and no further approval from shareholders is sought.	AGAINST

Independent Board of Directors/Board Committees

THE FUNDS will vote for proposals requiring that two-thirds of the board be independent directors. An independent board faces fewer conflicts and is best prepared to protect stockholders’ interests.	FOR

THE FUNDS will withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.	WITHHOLD

THE FUNDS will withhold votes from compensation committee members where there is a pay-for-performance disconnect (for Russell 3000 companies).	WITHHOLD

THE FUNDS will vote for proposals requesting that the board audit, compensation and/or nominating committees be composed of independent directors, only. Committees should be composed entirely of independent directors in order to avoid conflicts of interest.	FOR

THE FUNDS will withhold votes from any insiders or affiliated outsiders on audit, compensation or nominating committees. THE FUNDS will withhold votes from any insiders or affiliated outsiders on the board if any of these key committees has not been established.	WITHHOLD

THE FUNDS will vote against proposals from shareholders requesting an independent compensation consultant.
AGAINST

Director Fees

THE FUNDS will vote for proposals to set director fees.	FOR

Minimum Stock Requirements by Directors

THE FUNDS will vote against proposals requiring directors to own a minimum number of shares of company stock in order to qualify as a director, or to remain on the board. Minimum stock ownership requirements can impose an across-the-board requirement that could prevent qualified individuals from serving as directors.	AGAINST

Indemnification and Liability Provisions for Directors and Officers

THE FUNDS will vote for proposals to allow indemnification of directors and officers, when the actions taken were on behalf of the company and no criminal violations occurred. THE FUNDS will also vote in favor of proposals to purchase liability insurance covering liability in connection with those actions. Not allowing companies to indemnify directors and officers to the degree possible under the law would limit the ability of the company to attract qualified individuals.	FOR

Alternatively, THE FUNDS will vote against indemnity proposals that are overly broad. For example, THE FUNDS will oppose proposals to indemnify directors for acts going beyond mere carelessness, such as gross negligence, acts taken in bad faith, acts not otherwise allowed by state law or more serious violations of fiduciary obligations.	AGAINST

Nominee Statement in the Proxy

THE FUNDS will vote against proposals that require board nominees to have a statement of candidacy in the proxy, since the proxy statement already provides adequate information pertaining to the election of directors.	AGAINST

Director Tenure/Retirement Age

THE FUNDS will vote against proposals to limit the tenure of directors as such limitations based on an arbitrary number could prevent qualified individuals from serving as directors. However, THE FUNDS is in favor of inserting cautionary language when the average director tenure on the board exceeds 15 years for the entire board.	AGAINST

The Funds will vote for proposals to establish a mandatory retirement age for directors provided that such retirement age is not less than 65.	FOR

Board Powers/Procedures/Qualifications

THE FUNDS will consider on a case-by-case basis proposals to amend the corporation’s By-laws so that the Board of Directors shall have the power, without the assent or vote of the shareholders, to make, alter, amend, or rescind the By-laws, fix the amount to be reserved as working capital, and fix the number of directors and what number shall constitute a quorum of the Board. In determining these issues, THE FUNDS will rely on the proxy voting Guidelines.	CASE-BY-CASE

Adjourn Meeting to Solicit Additional Votes

THE FUNDS will examine proposals to adjourn the meeting to solicit additional votes on a case-by-case basis. As additional solicitation may be costly and could result in coercive pressure on shareholders, THE FUNDS will consider the nature of the proposal and its vote recommendations for the scheduled meeting.	CASE-BY-CASE

THE FUNDS will vote for this item when:

THE FUNDS is supportive of the underlying merger proposal; the company provides a sufficient, compelling reason to support the adjournment proposal; and the authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction THE FUNDS supports.	FOR

Reimbursement of Solicitation Expenses

THE FUNDS will consider contested elections on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management’s track record; background of the proxy contest; qualifications of director or trustee nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.	CASE-BY-CASE

Board Structure: Staggered vs. Annual Elections

THE FUNDS will consider the issue of classified boards on a case-by-case basis. In some cases, the division of the board into classes, elected for staggered terms, can entrench the incumbent management and make them less responsive to shareholder concerns. On the other hand, in some cases, staggered elections may provide for the continuity of experienced directors on the Board.	CASE-BY-CASE

Removal of Directors

THE FUNDS will consider on a case-by-case basis proposals to eliminate shareholders’ rights to remove directors with or without cause or only with approval of two-thirds or more of the shares entitled to vote.	CASE-BY-CASE

However, a requirement that a 75% or greater vote be obtained for removal of directors is abusive and will warrant a vote against the proposal.	AGAINST

Board Vacancies

THE FUNDS will vote against proposals that allow the board to fill vacancies without shareholder approval as these authorizations run contrary to basic shareholders’ rights.	AGAINST

Alternatively, THE FUNDS will vote for proposals that permit shareholders to elect directors to fill board vacancies.	FOR

Cumulative Voting

THE FUNDS will vote on proposals to permit or eliminate cumulative voting on a case-by-case basis based upon the existence of a counter balancing governance structure and company performance, in accordance with its proxy voting guideline philosophy.	CASE-BY-CASE

THE FUNDS will vote for against cumulative voting if the board is elected annually.

AGAINST

Board Size

THE FUNDS will vote for proposals that seek to fix the size of the board, as the ability for management to increase or decrease the size of the board in the face of a proxy contest may be used as a takeover defense.	FOR

However, if the company has cumulative voting, downsizing the board may decrease a minority shareholder’s chances of electing a director.

By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the board size as a means to oust independent directors or those who cause friction within an otherwise homogenous board.

Shareholder Rights Plan (Poison Pills)

THE FUNDS will generally vote for proposals that request a company to submit its poison pill for shareholder ratification.	FOR

Alternatively, THE FUNDS will analyze proposals to redeem a company’s poison pill, or requesting the ratification of a poison pill on a case-by-case basis.	CASE-BY-CASE

Poison pills are one of the most potent anti-takeover measures and are generally adopted by boards without shareholder approval. These plans harm shareholder value and entrench management by deterring stock acquisition offers that are not favored by the board.

Fair Price Provisions

THE FUNDS will consider fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed mechanism, the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.	CASE-BY-CASE

THE FUNDS will vote against fair price provisions with shareholder vote requirements of 75% or more of disinterested shares.	AGAINST

Greenmail

THE FUNDS will generally vote in favor of proposals limiting the corporation’s authority to purchase shares of common stock (or other outstanding securities) from a holder of a stated interest (5% or more) at a premium unless the same offer is made to all shareholders. These are known as “anti-greenmail” provisions. Greenmail discriminates against rank-and-file shareholders and may have an adverse effect on corporate image.	FOR

If the proposal is bundled with other charter or bylaw amendments, THE FUNDS will analyze such proposals on a case-by-case basis. In addition, THE FUNDS will analyze restructurings that involve the payment of pale greenmail on a case-by-case basis.	CASE-BY-CASE

Voting Rights

THE FUNDS will vote for proposals that seek to maintain or convert to a one-share, one-vote capital structure as such a principle ensures that management is accountable to all the company’s owners.	FOR

Alternatively, THE FUNDS will vote against any proposals to cap the number of votes a shareholder is entitled to. Any measure that places a ceiling on voting may entrench management and lessen its interest in maximizing shareholder value.	AGAINST

Dual Class/Multiple-Voting Stock

THE FUNDS will vote against proposals that authorize, amend or increase dual class or multiple-voting stock which may be used in exchanges or recapitalizations. Dual class or multiple-voting stock carry unequal voting rights, which differ from those of the broadly traded class of common stock.	AGAINST

Alternatively, THE FUNDS will vote for the elimination of dual class or multiple-voting stock, which carry different rights than the common stock.	FOR

Confidential Voting

THE FUNDS will vote for proposals to adopt confidential voting.	FOR

Vote Tabulations

THE FUNDS will vote against proposals asking corporations to refrain from counting abstentions and broker non-votes in their vote tabulations and to eliminate the company’s discretion to vote unmarked proxy ballots. Vote counting procedures are determined by a number of different standards, including state law, the federal proxy rules, internal corporate policies, and mandates of the various stock exchanges.	AGAINST

Equal Access to the Proxy

THE FUNDS will evaluate Shareholder proposals requiring companies to give shareholders access to the proxy ballot for the purpose of nominating board members, on a case-by-case basis taking into account the ownership threshold proposed in the resolution and the proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.	CASE-BY-CASE

Disclosure of Information

THE FUNDS will vote against shareholder proposals requesting fuller disclosure of company policies, plans, or business practices. Such proposals rarely enhance shareholder return and in many cases would require disclosure of confidential business information.	AGAINST

Annual Meetings

THE FUNDS will vote for proposals to amend procedures or change date or location of the annual meeting. Decisions as to procedures, dates or locations of meetings are best placed with management.	FOR

Alternatively, THE FUNDS will vote against proposals from shareholders calling for a change in the location or date of annual meetings as no date or location proposed will be acceptable to all shareholders.	AGAINST

THE FUNDS will generally vote in favor of proposals to reduce the quorum necessary for shareholders’ meetings, subject to a minimum of a simple majority of the company’s outstanding voting shares.	FOR

Shareholder Advisory Committees/Independent Inspectors

THE FUNDS will vote against proposals seeking to establish shareholder advisory committees or independent inspectors. The existence of such bodies dilutes the responsibility of the board for managing the affairs of the corporation.	AGAINST

Technical Amendments to the Charter of Bylaws

THE FUNDS will generally vote in favor of charter and bylaw amendments proposed solely to conform to modern business practices, for simplification, or to comply with what management’s counsel interprets as applicable law.	FOR

However, amendments that have a material effect on shareholder’s rights will be considered on a case-by-case basis.	CASE-BY-CASE

Bundled Proposals

THE FUNDS will vote for bundled or “conditional” proxy proposals on a case-by-case basis, as THE FUNDS will examine the benefits and costs of the packaged items, and determine if the effect of the conditioned items are in the best interests of shareholders.	CASE-BY-CASE

Dividends

THE FUNDS will vote for proposals to allocate income and set dividends.	FOR

THE FUNDS will also vote for proposals that authorize a dividend reinvestment program as it allows investors to receive additional stock in lieu of a cash dividend.	FOR

However, if a proposal for a special bonus dividend is made that specifically rewards a certain class of shareholders over another, THE FUNDS will vote against the proposal.	AGAINST

THE FUNDS will also vote against proposals from shareholders requesting management to redistribute profits or restructure investments. Management is best placed to determine how to allocate corporate earnings or set dividends.	AGAINST

Reduce the Par Value of the Common Stock

THE FUNDS will vote for proposals to reduce the par value of common stock.	FOR

Preferred Stock Authorization

THE FUNDS will generally vote for proposals to create preferred stock in cases where the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, or where the stock may be used to consummate beneficial acquisitions, combinations or financings.	FOR

Alternatively, THE FUNDS will vote against proposals to authorize or issue preferred stock if the board has asked for the unlimited right to set the terms and conditions for the stock and may issue it for anti-takeover purposes without shareholder approval (blank check preferred stock).	AGAINST

In addition, THE FUNDS will vote against proposals to issue preferred stock if the shares to be used have voting rights greater than those available to other shareholders.	AGAINST

THE FUNDS will vote for proposals to require shareholder approval of blank check preferred stock issues for other than general corporate purposes (white squire placements).	FOR

Preemptive Rights

THE FUNDS will generally vote for proposals to eliminate preemptive rights. Preemptive rights are unnecessary to protect shareholder interests due to the size of most modern companies, the number of investors and the liquidity of trading.	FOR

Share Repurchase Plans

THE FUNDS will vote for share repurchase plans, unless:	FOR
• there is clear evidence of past abuse of the authority; or	AGAINST
• the plan contains no safeguards against selective buy-backs.	AGAINST

Corporate stock repurchases are a legitimate use of corporate funds and can add to long-term shareholder returns.

Executive and Director Compensation Plans

THE FUNDS will analyze on a case-by-case basis proposals on executive or director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value. Such proposals may seek shareholder approval to adopt a new plan, or to increase shares reserved for an existing plan.	CASE-BY-CASE

THE FUNDS will review the potential cost and dilutive effect of the plan. After determining how much the plan will cost, ISS evaluates whether the cost is reasonable by comparing the cost to an allowable cap. The allowable cap is industry-specific, market cap-base, and pegged to the average amount paid by companies performing in the top quartile of their peer groups. If the proposed cost is below the allowable cap, THE FUNDS will vote for the plan. ISS will also apply a pay for performance overlay in assessing equity-based compensation plans for Russell 3000 companies.	FOR

If the proposed cost is above the allowable cap, THE FUNDS will vote against the plan.

Among the plan features that may result in a vote against the plan are:	AGAINST
• plan administrators are given the authority to reprice or replace underwater options; repricing guidelines will conform to changes in the NYSE and NASDAQ listing rules.	AGAINST

THE FUNDS will vote against equity plans that have high average three-year burn rate. (The burn rate is calculated as the total number of stock awards and stock options granted any given year divided by the number of common shares outstanding.) THE FUNDS will define a high average three-year burn rate as the following: The company’s most recent three-year burn rate exceeds one standard deviation of its four-digit GICS peer group segmented by Russell 3000 index and non-Russell 3000 index; and the company’s most recent three-year burn rate exceeds 2% of common shares outstanding. For companies that grant both full value awards and stock options to their employees, THE FUNDS shall apply	AGAINST

a premium on full value awards for the past three fiscal years.

Even if the equity plan fails the above burn rate, THE FUNDS will vote for the plan if the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation. If the company fails to fulfill its burn rate commitment, THE FUNDS will consider withholding from the members of the compensation committee.
FOR
THE FUNDS will calculate a higher award value for awards that have Dividend Equivalent Rights (DER’s) associated with them.

THE FUNDS will generally vote for shareholder proposals requiring performance-based stock options unless the proposal is overly restrictive or the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.
CASE-BY-CASE
THE FUNDS will vote for shareholder proposals asking the company to expense stock options, as a result of the FASB final rule on expensing stock options.
FOR
THE FUNDS will generally vote for shareholder proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

THE FUNDS will generally vote for TSO awards within a new equity plan if the total cost of the equity plan is less than the company’s allowable cap.	FOR

THE FUNDS will generally vote against shareholder proposals to ban future stock option grants to executives. This may be supportable in extreme cases where a company is a serial repricer, has a huge overhang, or has highly dilutive, broad-based (non-approved) plans and is not acting to correct the situation.	FOR

THE FUNDS will evaluate shareholder proposals asking companies to adopt holding periods for their executives on a case-by-case basis taking into consideration the company’s current holding period or officer share ownership requirements, as well as actual officer stock ownership in the company.	FOR
AGAINST
For certain OBRA-related proposals, THE FUNDS will vote for plan provisions that (a) place a cap on annual grants or amend administrative features, and (b) add performance criteria to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

In addition, director compensation plans may also include stock plans that provide directors with the option of taking all or a portion of their cash compensation in the form of stock. THE FUNDS will consider these plans based on their voting power dilution.	CASE-BY-CASE

THE FUNDS will generally vote for retirement plans for directors.

THE FUNDS will evaluate compensation proposals (Tax Havens) requesting share option schemes or amending an existing share option scheme on a case-by-case basis.	FOR

Stock options align management interests with those of shareholders by motivating executives to maintain stock price appreciation. Stock options, however, may harm shareholders by diluting each owner’s interest. In addition, exercising options can shift the balance of voting power by increasing executive ownership.	CASE-BY-CASE

FOR

CASE-BY-CASE

Bonus Plans

THE FUNDS will vote for proposals to adopt annual or long-term cash or cash-and-stock bonus plans on a case-by-case basis. These plans enable companies qualify for a tax deduction under the provisions of Section 162(m) of the IRC. Payouts under these plans may either be in cash or stock and are usually tied to the attainment of certain financial or other performance goals. THE FUNDS will consider whether the plan is comparable to plans adopted by companies of similar size in the company’s industry and whether it is justified by the company’s performance.	CASE-BY-CASE

Deferred Compensation Plans

THE FUNDS will generally vote for proposals to adopt or amend deferred compensation plans as they allow the compensation committee to tailor the plan to the needs of the executives or board of directors, unless	FOR

• the proposal is embedded in an executive or director compensation plan that is contrary to guidelines	AGAINST

Disclosure on Executive or Director Compensation Cap or Restrict Executive or Director Compensation

THE FUNDS will generally vote for shareholder proposals requiring companies to report on their executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits.	FOR

THE FUNDS will generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote, unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.	FOR

THE FUNDS will generally vote against proposals seek to limit executive and director pay.	AGAINST

Tax-Gross-Up Payments

THE FUNDS will examine on a case-by-case basis proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives.	CASE-BY-CASE

Relocation Benefits

The FUNDS will not consider relocation benefits as a problematic pay practice in connection with management say-on-pay proposals.

Exchange Offers/Re-Pricing

The FUNDS will not vote against option exchange programs made available to executives and directors that are otherwise found acceptable.

Golden and Tin Parachutes

THE FUNDS will vote for proposals that seek shareholder ratification of golden or tin parachutes as shareholders should have the opportunity to approve or disapprove of these severance agreements.	FOR

Alternatively, THE FUNDS will examine on a case-by-case basis proposals that seek to ratify or cancel golden or tin parachutes. Effective parachutes may encourage management to consider takeover bids more fully and may also enhance employee morale and productivity. Among the arrangements that will be considered on their merits are:	CASE-BY-CASE

• arrangements guaranteeing key employees continuation of base salary for more than three years or lump sum payment of more than three times base salary plus retirement benefits;

• guarantees of benefits if a key employee voluntarily terminates;

• guarantees of benefits to employees lower than very senior management; and

• indemnification of liability for excise taxes.

By contrast, THE FUNDS will vote against proposals that would guarantee benefits in a management-led buyout.
AGAINST

Stakeholder Laws

THE FUNDS will vote against resolutions that would allow the Board to consider stakeholder interests (local communities, employees, suppliers, creditors, etc.) when faced with a takeover offer.	AGAINST

Similarly, THE FUNDS will vote for proposals to opt out of stakeholder laws, which permit directors, when taking action, to weight the interests of constituencies other than shareholders in the process of corporate decision-making. Such laws allow directors to consider nearly any factor they deem relevant in discharging their duties.	FOR

Mergers/Acquisitions and Corporate Restructurings

THE FUNDS will consider proposals on mergers and acquisitions on a case-by-case basis. THE FUNDS will determine if the transaction is in the best economic interests of the shareholders. THE FUNDS will take into account the following factors:	CASE-BY-CASE

• anticipated financial and operating benefits;

• offer price (cost versus premium);

• prospects for the combined companies;

• how the deal was negotiated;

• changes in corporate governance and their impact on shareholder rights.

In addition, THE FUNDS will also consider whether current shareholders would control a minority of the combined company’s outstanding voting power, and whether a reputable financial advisor was retained in order to ensure the protection of shareholders’ interests.	CASE-BY-CASE

On all other business transactions, i.e. corporate restructuring, spin-offs, asset sales, liquidations, and restructurings, THE FUNDS will analyze such proposals on a case-by-case basis and utilize the majority of the above factors in determining what is in the best interests of shareholders. Specifically, for liquidations, the cost versus premium factor may not be applicable, but THE FUNDS may also review the compensation plan for executives managing the liquidation.	CASE-BY-CASE

Appraisal Rights

THE FUNDS will vote for proposals to restore, or provide shareholders with rights of appraisal.	FOR

Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions (such as mergers) the right to demand a judicial review in order to determine the fair value of their shares.

Mutual Fund Proxies

THE FUNDS will vote mutual fund proxies on a case-by-case basis.	CASE-BY-CASE
Proposals may include, and are not limited to, the following issues:

• eliminating the need for annual meetings of mutual fund shareholders;

• entering into or extending investment advisory agreements and management contracts;

• permitting securities lending and participation in repurchase agreements;

• changing fees and expenses; and

• changing investment policies.

APPENDIX B

TO

PROXY VOTING POLICIES AND PROCEDURES

Members of Funds Management Proxy Voting Committee

Thomas C. Biwer, CFA

Mr. Biwer has 38 years experience in finance and investments. He has served as an investment analyst, portfolio strategist, and corporate pension officer. He received B.S. and M.B.A. degrees from the University of Illinois and has earned the right to use the CFA designation.

Erik J. Sens, CFA

Mr. Sens has 22 years of investment industry experience. He has served as an investment analyst and portfolio manager. He received undergraduate degrees in Finance and Philosophy from the University of San Francisco and has earned the right to use the CFA designation.

Travis L. Keshemberg, CFA

Mr. Keshemberg has 17 years experience in the investment industry. He has served as a overlay portfolio manager and investment consultant. He holds a Masters Degree from the University of Wisconsin – Milwaukee and Bachelors degree from Marquette University. He has earned the right to use the CFA, CIPM and CIMA designations.

Patrick E. McGuinnis, CFA

Mr. McGuinnis has 12 years of experience in the investment industry as an analyst. He holds B.S. and M.S. degrees in Finance from the University of Wisconsin and has earned the right to use the CFA designation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

PORTFOLIO MANAGERS

Timothy O’Brien

Mr. O’Brien is jointly responsible for managing the Fund, which he has managed since 2004. Mr. O’Brien is a Managing Partner of Crow Point Partners LLC, an investment management firm and the sub-adviser for three Wells Fargo Advantage Funds. Prior to forming Crow Point in 2006, he was a Managing Director and Senior Portfolio Manager with the Value Equity team of

Evergreen Investments’ Equity Management group. Education: B.A., University of Massachusetts, MBA in finance, Wharton School. He has been awarded the Chartered Financial Analyst (CFA) designation by the CFA Institute.

Niklas Nordenfelt, CFA

Mr. Nordenfelt is jointly responsible for managing the Fund, which he has managed since 2010. Mr. Nordenfelt joined Wells Capital Management in 2003, where he is a senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team. Education: B.S., Economics, University of California, Berkeley.

Philip Susser

Mr. Susser is jointly responsible for managing the Fund, which he has managed since 2010. Mr. Susser joined Wells Capital Management in 2001, where he is a senior portfolio manager and co-manager of the Sutter High Yield Fixed Income team. Education: B.A., Economics, University of Pennsylvania; J.D., University of Michigan.

OTHER FUNDS AND ACCOUNTS MANAGED

The following table provides information about the registered investment companies and other pooled investment vehicles and accounts managed by the portfolio manager of the Fund as of the Fund’s most recent period ended August 31, 2012.

Timothy O’Brien

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	2	1	0
Total assets of above accounts (millions)	$798.5	$3.0	$0.0

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	0	0
Total assets of above accounts (millions)	$0.0	$0.0	$0.0

Niklas Nordenfelt

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	4	24
Total assets of above accounts (millions)	$2,247.2	$413.1	$2,376.0

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$290.2	$0.0

Philip Susser

I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	4	4	24

Total assets of above accounts (millions)	$2,247.2	$413.1	$2,376.0

performance based fee accounts:
I manage the following types of accounts:	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Number of above accounts	0	1	0
Total assets of above accounts (millions)	$0.0	$290.2	$0.0

MATERIAL CONFLICTS OF INTEREST

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Funds and other accounts because the Funds may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Funds, they may from time to time be inclined to purchase securities, including initial public offerings, for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Funds. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Advisers have adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and ensure that all clients are treated fairly and equitably. Additionally, some of the Sub-Advisers minimize inherent conflicts of interest by assigning the Portfolio Managers to accounts having similar objectives. Accordingly, security block purchases are allocated to all accounts with similar objectives in proportionate weightings. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

Crow Point.

Crow Point manages other investment vehicles, including some that may have investment objectives and strategies similar to the Fund’s. The management of multiple funds and other accounts may require the portfolio manager to devote less than all of his or her time to the Fund, particularly if the other funds and accounts have different objectives, benchmarks and time horizons. The portfolio manager may also be required to allocate his or her investment ideas across multiple funds and accounts. In addition, if a portfolio manager identifies a limited investment opportunity, such as an initial public offering, that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to, for example, an allocation of that investment across all eligible funds and accounts. Further, security purchase and sale orders for multiple accounts often are aggregated for purpose of execution. Although such aggregation generally benefits clients, it may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. It may also happen that the Fund’s advisor or subadvisor will determine that it would be in the best interest, and consistent with the investment policies, of another account to sell a security (including by means of a short sale) that the Fund holds long, potentially resulting in a decrease in the market value of the security held by the Fund.

The structure of a portfolio manager’s or an investment advisor’s compensation may create an incentive for the portfolio manager or investment advisor to favor accounts whose performance has a greater impact on such compensation. The portfolio manager may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such accounts. Similarly, if a portfolio manager holds a larger personal investment in one fund than he or she does in another, the portfolio manager may have an incentive to favor the fund in which he or she holds a larger stake.

In general, Crow Point has policies and procedures that attempt to address the various potential conflicts of interest described above. However, there is no guarantee that such procedures will detect or address each and every situation where a conflict arises.

All employees of Crow Point are bound by the company’s Code of Ethics and compliance policies and procedures. Crow Point’s chief compliance officer monitors and reviews compliance regularly. Crow Point’s Code of Ethics and compliance procedures have been reviewed and accepted by Wells Fargo Funds Management. In addition, side-by-side trading rules have been agreed between Wells Fargo Funds Management and Crow Point as part of existing sub-advisory arrangements which are intended to ensure that shareholders of the sub-advised Wells Fargo funds are treated equitably by Crow Point with respect to investments, trading and allocations.

Wells Capital Management

Wells Capital Management’s Portfolio Managers often provide investment management for separate accounts advised in the same or similar investment style as that provided to mutual funds. While management of multiple accounts could potentially lead to conflicts of interest over various issues such as trade allocation, fee disparities and research acquisition, Wells Capital Management has implemented policies and procedures for the express purpose of ensuring that clients are treated fairly and that potential conflicts of interest are minimized.

COMPENSATION

The Portfolio Managers were compensated by their employing sub-adviser from the fees the Adviser paid the Sub-Adviser using the following compensation structure:

Crow Point. Portfolio managers at Crow Point are paid a fixed salary and participate in the profits of the firm in proportion to their equity ownership in the firm.

Wells Capital Management Compensation. The compensation structure for Wells Capital Management’s Portfolio Managers includes a competitive fixed base salary plus variable incentives (Wells Capital Management utilizes investment management compensation surveys as confirmation). Incentive bonuses are typically tied to pretax relative investment performance of all accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. This evaluation takes into account relative performance of the accounts to each account’s individual benchmark and/or the relative composite performance of all accounts to one or more relevant benchmarks consistent with the overall investment style. In the case of each Fund, the benchmark(s) against which the performance of the Fund’s portfolio may be compared for these purposes generally are indicated in the Performance” sections of the Prospectuses.

BENEFICIAL OWNERSHIP OF THE FUND

The following table shows for each Portfolio Manager the dollar value of the Fund beneficially owned by the Portfolio Manager as of August 31, 2012:

Wells Fargo Advantage Utilities and High Income Fund
Timothy O’Brien	$10,001-50,000
Niklas Nordenfelt	none
Phil Susser	none

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASES

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Governance Committee (the “Committee”) of the Board of Trustees of the registrant (the “Trust”) has adopted procedures by which a shareholder of any series of the Trust may submit properly a nominee recommendation for the Committee’s consideration.

The shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust.

The Shareholder Recommendation must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than forty-five (45) calendar days nor more than seventy-five (75) calendar days prior to the date of the Committee meeting at which the nominee would be considered.

The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the “candidate”); (B) the series (and, if applicable, class) and number of all shares of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an “interested person” of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an “interested person,” information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Trust’s books; (iv) the series (and, if applicable, class) and number of all shares of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to interview in person and furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve as a Trustee of the Trust.

ITEM 11.	CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Advantage Utilities and High Income Fund (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 10a.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Advantage Utilities and High Income Fund

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: October 26, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

By:	/s/ Karla M. Rabusch
Karla M. Rabusch
President

Date: October 26, 2012

By:	/s/ Nancy Wiser
Nancy Wiser
Treasurer

Date: October 26, 2012